Exhibit 99.1


Securitized Products Group        [MORGAN STANLEY LOGO]       September 5, 2003



                                 CMBS New Issue
                              Collateral Term Sheet

            ---------------------------------------------------------

                                  $731,090,000
                                  (Approximate)
                          Morgan Stanley Capital I Inc.
                                  as Depositor

                      Morgan Stanley Mortgage Capital Inc.
                    Prudential Mortgage Capital Funding, LLC
                       Lincoln Realty Capital Corporation
                   CIGNA Mortgage Securities Philadelphia, LLC
              Teachers Insurance and Annuity Association of America
                      Union Central Mortgage Funding, Inc.

                            as Mortgage Loan Sellers

            ---------------------------------------------------------

                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

            ---------------------------------------------------------


                                 MORGAN STANLEY
                          Sole Lead Bookrunning Manager
                               MERRILL LYNCH & CO.
                                   Co-Manager


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5


Transaction Features
--------------------
>>          Sellers:

----------------------------------------------------------------------------------------------------------------------------------
                                                             No. of       No. of          Cut-off Date      % of
Sellers                                                      Loans        Props.           Balance ($)      Pool
----------------------------------------------------------------------------------------------------------------------------------
  Morgan Stanley Mortgage Capital Inc.                         11           13            $256,037,445      32.9%
  Prudential Mortgage Capital Funding, LLC                     18           19            $209,925,644      27.0%
  Lincoln Realty Capital Corp.                                 24           22            $167,880,086      21.6%
  CIGNA Mortgage Securities Philadelphia, LLC                   1            1             $58,500,000       7.5%
  Teachers Insurance and Annuity Association of America         4            4             $49,061,505       6.3%
  Union Central Mortgage Funding, Inc.                         25           25             $37,386,518       4.8%
----------------------------------------------------------------------------------------------------------------------------------
  Total:                                                       83           84            $778,791,198     100.0%
----------------------------------------------------------------------------------------------------------------------------------

>>    Loan Pool:
      o     Average Cut-off Date Balance: $9,383,026
      o     Largest Mortgage Loan by Cut-off Date Balance: $65,846,200
      o Five largest and ten largest loans: 31.3% and 49.8% of pool, respectively

>>    Credit Statistics:
      o     Weighted average debt service coverage ratio of 1.77x
      o Weighted average current loan-to-value ratio of 64.1%; weighted average balloon loan-to-value ratio of 49.7%

>>    Property Types:

            [GRAPHIC OMITTED]
            Office           50.9%
            Retail           28.8%
            Industrial        9.8%
            Multifamily       9.6%
            Hospitality       0.8%

>> Call Protection: Please refer to the prepayment table on page T-17 and Appendix II of the Prospectus Supplement

>> Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5
Offered Certificates
--------------------

---------- ---------------- -------------- ---------------- ---------- ------------- -------------- ---------------- -------------
                                                                                                                     Certificate
                Initial                                                              Expected Final     Initial       Principal
              Certificate    Subordination      Ratings      Average     Principal    Distribution   Pass-Through      to Value
  Class       Balance(1)        Levels      (Fitch/Moody's) Life(2)(3)  Window(2)(4)     Date(2)        Rate(5)        Ratio(6)
---------- ---------------- -------------- ---------------- ---------- ------------- -------------- ---------------- -------------
   A-1      $117,000,000        13.875%         AAA/Aaa        3.15         1-55       04/15/2008         TBD           55.2%
---------- ---------------- -------------- ---------------- ---------- ------------- -------------- ---------------- -------------
   A-2      $120,000,000        13.875%         AAA/Aaa        5.59        55-82       07/15/2010         TBD           55.2%
---------- ---------------- -------------- ---------------- ---------- ------------- -------------- ---------------- -------------
   A-3       $60,000,000        13.875%         AAA/Aaa        7.75        82-106      07/15/2012         TBD           55.2%
---------- ---------------- -------------- ---------------- ---------- ------------- -------------- ---------------- -------------
   A-4      $373,733,000        13.875%         AAA/Aaa        9.52       106-119      08/15/2013         TBD           55.2%
---------- ---------------- -------------- ---------------- ---------- ------------- -------------- ---------------- -------------
    B        $22,391,000        11.000%         AA/Aa2         9.88       119-120      09/15/2013         TBD           57.0%
---------- ---------------- -------------- ---------------- ---------- ------------- -------------- ---------------- -------------
    C        $30,178,000        7.125%           A/A2         10.19       120-124      01/15/2014         TBD           59.5%
---------- ---------------- -------------- ---------------- ---------- ------------- -------------- ---------------- -------------
    D         $7,788,000        6.125%           A-/A3        10.80       124-133      10/15/2014         TBD           60.2%
---------- ---------------- -------------- ---------------- ---------- ------------- -------------- ---------------- -------------

Private Certificates (7)
------------------------

---------- ------------------ ------------- ---------------- ---------- ------------- -------------- --------------- -------------
                Initial                                                                                              Certificate
              Certificate                                                            Expected Final     Initial       Principal
               Balance or     Subordination     Ratings       Average     Principal   Distribution    Pass-Through    to Value
  Class    Notional Amount(1)     Levels     (Fitch/Moody's) Life(2)(3)  Window(2)(4)    Date(2)         Rate(5)       Ratio(6)
---------- ------------------ ------------- ---------------- ---------- ------------- -------------- --------------- -------------
 X-1(8)      $778,791,198          ----           ----         ----         ----                      Variable Rate      ----
---------- ------------------ ------------- ---------------- ---------- ------------- -------------- --------------- -------------
 X-2(8)      $710,760,000          ----           ----         ----         ----                      Variable Rate      ----
---------- ------------------ ------------- ---------------- ---------- ------------- -------------- --------------- -------------
    E          $5,841,000         5.375%        BBB+/Baa1      11.04       133-133      10/15/2014         TBD          60.7%
---------- ------------------ ------------- ---------------- ---------- ------------- -------------- --------------- -------------
    F          $6,814,000         4.500%        BBB/Baa2       11.04       133-133      10/15/2014         TBD          61.2%
---------- ------------------ ------------- ---------------- ---------- ------------- -------------- --------------- -------------
    G          $7,788,000         3.500%        BBB-/Baa3      11.63       133-150      03/15/2016         TBD          61.9%
---------- ------------------ ------------- ---------------- ---------- ------------- -------------- --------------- -------------
  H - O       $27,258,198          ----           ----         ----         ----         ----              TBD           ----
---------- ------------------ ------------- ---------------- ---------- ------------- -------------- --------------- -------------

Notes:      (1)   As of September 2003. In the case of each such Class, subject to a permitted variance of plus or minus 5%.
            (2)   Based on the Structuring Assumptions, assuming 0% CPR,
                  described in the Prospectus Supplement.
            (3)   Average life is expressed in terms of years.
            (4)   Principal window is the period (expressed in terms of months and commencing with the month of October 2003) during which distributions of principal are expected to be made to the holders of each designated Class.
            (5)   The Class A-1, A-2 and A-3 will accrue interest at a fixed rate. The Class A-4, B, C, D, E, F and G Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. The
                  Class A-1, A-2, A-3 and A-4 will be collectively known as the "Class A Certificates" and the Class X-1 and X-2 Certificates will be collectively known as the "Class X Certificates."
            (6)   Certificate Principal to Value Ratio is calculated by dividing each Class' Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The
                  Class A-1, A-2, A-3 and A-4 Certificate Principal to Value
                  Ratio is calculated based upon the aggregate of the Class A-1, A-2, A-3 and A-4 Certificate Balances.
            (7)   Certificates to be offered privately pursuant to Rule 144A.
            (8)   The Class X-1 and Class X-2 Notional Amounts are defined
                  herein and in the Prospectus Supplement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

I.   Issue Characteristics

Issue Type:                                   Public: Classes A-1, A-2, A-3,
                                              A-4, B, C and D (the "Offered
                                              Certificates")

                                              Private (Rule 144A): Classes X-1,
                                              X-2, E, F, G, H, J, K, L, M, N, O
                                              and EI

Securities Offered:                           $731,090,000 monthly pay,
                                              multi-class, sequential pay
                                              commercial mortgage REMIC
                                              Pass-Through Certificates,
                                              including three fixed-rate
                                              principal and interest classes
                                              (Classes A-1, A-2 and A-3)

Sellers: Morgan Stanley Mortgage Capital Inc., Prudential Mortgage Capital Funding, LLC, Lincoln Realty
                                              Capital Corporation, CIGNA
                                              Mortgage Securities Philadelphia,
                                              Teachers Insurance and Annuity
                                              Association of America and Union
                                              Central Mortgage Funding, Inc.

Lead Bookrunning Manager:                     Morgan Stanley & Co. Incorporated

Co-Managers:                                  Merrill Lynch, Pierce, Fenner &
                                              Smith Incorporated

Master Servicer:                              GMAC Commercial Mortgage
                                              Corporation

Primary Servicers:                            Prudential Asset Resources, Inc.
                                              with respect to those mortgage
                                              loans sold to the trust by
                                              Prudential Mortgage Capital
                                              Funding, LLC, Delaware Investment
                                              Advisers with respect to those
                                              mortgage loans sold to the trust
                                              by Lincoln Realty Capital
                                              Corporation, and Union Central
                                              Mortgage Funding, Inc. with
                                              respect to those mortgage loans
                                              sold to the trust by Union Central
                                              Mortgage Funding, Inc.

Special Servicer:                             Midland Loan Services, Inc.

Trustee, Paying Agent and Registrar:          LaSalle Bank National Association

Cut-Off Date:                                 September 1, 2003, except with
                                              respect to the 3 Times Square
                                              Pari Passu Loan, which mortgage
                                              loan has a Cut-off Date of August
                                              15, 2003. For purposes of the
                                              information contained in this term
                                              sheet, for any mortgage loan that
                                              does not have a due date on the
                                              first day of each month (other
                                              than the 3 Times Square Pari Passu
                                              Loan), we present the loans as if
                                              scheduled payments due in
                                              September 2003 were due on
                                              September 1, 2003, not the actual
                                              day on which such scheduled
                                              payments were due.

Expected Pricing Date:                        On or about  September 16, 2003

Expected Closing Date:                        On or about September 30, 2003

Distribution Dates:                           The 15th of each month, commencing
                                              in October 2003 (or if the 15th is
                                              not a business day, the next
                                              succeeding business day)

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

Minimum Denominations:                        $25,000 for the Class A
                                              Certificates and $100,000 for all
                                              other Offered Certificates and in
                                              multiples of $1 thereafter

Settlement Terms:                             DTC, Euroclear and Clearstream,
                                              same day funds, with accrued
                                              interest

Legal/Regulatory Status:                      Classes A-1, A-2, A-3, A-4, B, C
                                              and D are expected to be eligible
                                              for exemptive relief under ERISA.
                                              No Class of Certificates is SMMEA
                                              eligible

Risk Factors:                                 THE CERTIFICATES INVOLVE CERTAIN
                                              RISKS AND MAY NOT BE SUITABLE FOR
                                              ALL INVESTORS. SEE THE "RISK
                                              FACTORS" SECTION OF THE PROSPECTUS
                                              SUPPLEMENT AND THE "RISK FACTORS"
                                              SECTION OF THE PROSPECTUS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

II. Structure Characteristics

The Class A-1, A-2 and A-3 Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class A-4, B, C, D, E, F, G, H, J and K Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average Net Mortgage Rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

IO Structure

                               [GRAPHIC OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

Class X-1 and X-2 Notional          The Notional Amount of the Class X-1
Balances                            Certificates will be equal to the aggregate
                                    of the certificate balances of the classes of certificates (other than the Class X-1, Class X-2, Class R-I, Class R-II and Class
                                    R-III Certificates) outstanding from time to time. The beginning Notional Amount of the Class X-2 Certificates at any time on or before the Distribution Date occurring in September 2011 will be an amount equal to the aggregate Component Notional Amount of the Class A-1, Class A-2, Class A-3, Class
                                    A-4, Class B, Class C, Class D, Class E,
                                    Class F, Class G, Class H, Class J and Class
                                    K Components. After the September 2011
                                    Distribution Date, the Notional Amount of the Class X-2 Certificates will be equal to zero. As of any Distribution Date, the Component Notional Amount of the Class A-1,
                                    Class A-2, Class A-3, Class A-4, Class B,
                                    Class C, Class D, Class E, Class F, Class G,
                                    Class H, Class J and Class K Components will generally be equal to the lesser of (i) the Certificate Balance of the corresponding
                                    Class of Principal Balance Certificates as of such date (taking into account any distributions of principal made on, and any Realized Losses and Additional Trust Fund
                                    Expenses allocated to, such Classes of
                                    Principal Balance Certificates) and (ii) the amount specified for such Component and such Distribution Date on Schedule I.

                                    Accordingly, the Notional Amount of the
                                    Class X-1 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses of principal actually allocated to any class of Principal Balance Certificates. The Notional Amount of the Class X-2 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses of principal actually allocated to any component and any class of Certificates included in the calculation of the Notional Amount for the Class X-2 Certificates on such Distribution Date, as described above. It is anticipated that holders of the Class X-2 Certificates will not be entitled to distributions of interest at any time following the Distribution Date occurring in September 2011. Accordingly, upon initial issuance, the aggregate Notional Amount of the Class X-1 Certificates and Class X-2 Certificates will be $778,791,198 and $710,760,000, respectively, subject in each case to a permitted variance of plus or minus 5%. The Notional Amount of each Class X Certificate is used solely for the purpose of determining the amount of interest to be distributed on such Certificate and does not represent the right to receive any distributions of principal.

                                    The Residual Certificates will not have
                                    Certificate Balances or Notional Amounts.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

Class X-1 and X-2 Pass-Through     The Pass-Through Rate applicable to the Class
Rates:                             X-1 Certificates for the initial Distribution
                                   Date will equal approximately ___% per annum.
                                   The Pass-Through Rate applicable to the Class
                                   X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip
                                   Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1
                                   Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal
                                   Balance Certificates. In general, the
                                   Certificate Balance of each class of
                                   Principal Balance Certificates will
                                   constitute a separate component of the total
                                   Notional Amount of the Class X-1
                                   Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular class of Principal Balance
                                   Certificates is identified under
                                   "--Certificate Balance" in the Prospectus
                                   Supplement as being part of the total
                                   Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total
                                   Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate
                                   Balance will represent one or more other separate components of the Class X-1
                                   Certificates for purposes of calculating the accrual of interest for the related
                                   Distribution Date. For any Distribution Date occurring on or before September 2011, on any particular component of the total Notional
                                   Amount of the Class X-1 Certificates
                                   immediately prior to the related Distribution
                                   Date, the applicable Class X-1 Strip Rate will be calculated as follows:

                                     o  if such particular component consists
                                        of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance also constitutes, in its entirety, a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A in the Prospectus Supplement and (ii) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates;

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

                                     o  if such particular component consists
                                        of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A in the Prospectus Supplement and (ii) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates;

                                     o  if such particular component consists
                                        of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance does not, in whole or in part, also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates; and

                                     o  if such particular component consists
                                        of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance does not also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                                  For any Distribution Date occurring after September 2011, the Certificate Balance of each class of Principal Balance Certificates will constitute a single separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates. Under no circumstances will the Class X-1 Strip Rate be less than zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

                                  The Pass-Through Rate applicable to the Class X-2 Certificates for the initial Distribution Date will equal approximately ___% per annum. The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in September 2011 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified under "--Certificate Balance" in the Prospectus Supplement as being part of the total Notional Amount of the Class X-2 certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion thereof) will represent one or more separate components of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before September 2011, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

                                        o  the lesser of (a) the rate per
                                           annum corresponding to such
                                           Distribution Date as set forth on
                                           Schedule A in the Prospectus
                                           Supplement and (b) the Weighted
                                           Average Net Mortgage Rate for such
                                           Distribution Date, over

                                        o  the Pass-Through Rate for such
                                           Distribution Date for the class of
                                           Principal Balance Certificates whose
                                           Certificate Balance, or a designated
                                           portion thereof, comprises such
                                           component.


                                  Under no circumstances will the Class X-2
                                  Strip Rate be less than zero.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

Yield Maintenance/Prepayment      Any Prepayment Premiums/Yield Maintenance
Premium Allocation:               Charges collected with respect to a Mortgage
                                  Loan during any particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such Distribution Date in an amount equal to the lesser of (i) such Prepayment Premium/Yield
                                  Maintenance Charge and (ii) the Prepayment
                                  Premium/Yield Maintenance Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the Distribution Date, and the denominator of which is the total principal distributed on that Distribution Date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage
                                  Loan that prepaid, over the relevant Discount
                                  Rate.

                                  The portion, if any, of the Prepayment
                                  Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates and Class X-2 Certificates based on an [ ] ratio through and including the Distribution Date in [ ]. After the Distribution Date in [ ] all Prepayment Premium/Yield Maintenance charges remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the Class X-1 Certificates. For the purposes of the foregoing, the Class H Certificates and below are the excluded classes.

                                  The following is an example of the Prepayment Premium Allocation under (b) above based on the information contained herein and the following assumptions:

                                  Two Classes of Certificates: Class A-1 and X

                                  The characteristics of the Mortgage Loan being prepaid are as follows:

                                        -    Loan Balance: $10,000,000

                                        -    Mortgage Rate: 5.25%

                                        -    Maturity Date: 5 years (September
                                             1, 2008)

                                  The Discount Rate is equal to 2.51%

                                  The Class A-1 Pass-Through Rate is equal to
                                  3.53%

                                          Class A Certificates
-------------------------------------------------------------------------------------------------------
                                                                                           Yield
                                                                                        Maintenance
                      Method                                    Fraction                Allocation
----------------------------------------------------  ------------------------------ ------------------

                                                                Class A-1                Class A-1
----------------------------------------------------  ------------------------------ ------------------
   (Class A-1 Pass Through Rate - Discount Rate)                  (3.53%-2.51%)            37.2%
----------------------------------------------------           ---------------------
          (Mortgage Rate - Discount Rate)                         (5.25%-2.51%)
                                     Class X Certificates
                                                                                           Yield
                                                                                        Maintenance
                  Method                                        Fraction                Allocation
----------------------------------------------------  ------------------------------ ------------------
        (1 -Class A-1 YM Allocation)                              (1-37.2% )               62.8%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

III. Sellers      Morgan Stanley Mortgage Capital Inc. ("MSMC")

                  The Mortgage Pool includes 11 Mortgage Loans, representing 32.9% of the Initial Pool Balance that were originated by or on behalf of MSMC or purchased from a third party.

                  MSMC is a subsidiary of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                  Prudential Mortgage Capital Funding, LLC ("Prudential")

                  The Mortgage Pool includes 18 Mortgage Loans, representing 27.0% of the Initial Pool Balance, that were originated by or on behalf of Prudential or purchased from a third party.

                  Prudential is a limited liability company organized under the laws of the State of Delaware. Prudential is a wholly owned, limited purpose, subsidiary of Prudential Mortgage Capital Company, LLC. Prudential Mortgage Capital Company, LLC is a real estate financial services company which originates commercial and multifamily real estate loans throughout the United States. Prudential was organized for the purpose of acquiring loans originated by Prudential Mortgage Capital Company, LLC and holding them pending securitization or other disposition. Prudential Mortgage Capital Company, LLC has primary offices in Atlanta, Chicago, San Francisco and Newark. The principal offices of Prudential Mortgage Capital Company, LLC are located at 4 Gateway Center, 8th Floor, 100 Mulberry Street, Newark, New Jersey 07102. The pooled mortgage loans for which Prudential is the applicable mortgage loan seller were originated by Prudential Mortgage Capital Company, LLC (or a wholly-owned subsidiary of Prudential Mortgage Capital Company, LLC) or, in one case, acquired by Prudential from The Prudential Insurance Company of America, an affiliate of Prudential Mortgage Capital Company, LLC and Prudential.

                  Lincoln Realty Capital Corporation ("Lincoln")

                  The Mortgage Pool includes 24 Mortgage Loans, representing 21.6% of the Initial Pool Balance, that were originated by or on behalf of Prudential or purchased from a third party.

                  Lincoln is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln National Life"). All of the mortgage loans sold by Lincoln were originated and underwritten by Delaware Investment Advisers and its predecessor, Lincoln Investment Management (collectively, "DIA"), an affiliate of Lincoln. All of Lincoln's mortgage loans sold into the trust fund have been serviced by DIA since origination.

                  DIA manages Lincoln National Life's invested assets, including its commercial mortgage loan portfolio. At June 30, 2003, DIA's Real Estate Debt Group managed 594 commercial loans having an aggregate principal balance of approximately $4.7 billion. Year-to-date commercial mortgage origination is approximately $500 million.

                  Lincoln National Life is the twelfth largest insurer in the United States by admitted assets (Vital Signs, Year End 2002) and the flagship of the Lincoln National Corporation ("LNC") family of businesses. LNC operates multiple insurance and investment management businesses. Lincoln National Life is organized in two independent operating segments: Retirement, with headquarters in Fort Wayne, Indiana and Life, with headquarters in Hartford, Connecticut. LNC and its affiliates use Lincoln Financial Group as its marketing identity. As of June 2003, LNC's senior debt was rated A3 by Moody's, A- by Standard & Poor's, A by Fitch and A+ by A.M. Best (Vital Signs as of July 15, 2003).

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

                  CIGNA Mortgage Securities Philadelphia, LLC ("CIGNA")

                  The Mortgage Pool includes 1 Mortgage Loan, representing 7.5% of the Initial Pool Balance, that is being contributed by CIGNA.

                  CIGNA is a Delaware limited liability company, affiliated with Connecticut General Life Insurance Company, and is an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA's principal offices are located at 280 Trumbull Street, Routing H-11-G, Hartford, Connecticut 06103.

                  Teachers Insurance and Annuity Association of America ("TIAA")

                  The Mortgage Pool includes 4 Mortgage Loans, representing 6.3% of the Initial Pool Balance, that are being contributed by TIAA.

                  TIAA is a non-profit legal reserve life insurance and annuity company organized under the laws of the State of New York.

                  Based on assets under management as of December 31, 2002, TIAA is the third largest life insurance company in the United States on an individual basis, based on information from A.M. Best Company. TIAA is the major provider of retirement and insurance benefits for the employees of non-profit educational and research organizations. The TIAA mortgage loans in this transaction were acquired by TIAA from Lend Lease Mortgage Capital, L.P. ("LLMC") pursuant to a program under which LLMC originated loans after performing underwriting and other services under predefined procedures approved by TIAA. The mortgage loans were closed by LLMC and simultaneously assigned to and purchased by TIAA. TIAA's financial strength is rated "Aaa" by Moody's and "AAA" by S&P, "AAA" by Fitch and "A++" by A.M. Best Company.

                  Union Central Mortgage Funding, Inc. ("UCMFI")

                  The Mortgage Pool includes 25 Mortgage Loans, representing 4.8% of the Initial Pool Balance, that were originated by UCMFI.

                  UCMFI is a wholly owned subsidiary of The Union Central Life Insurance Company. Founded in 1867 in Cincinnati, OH, The Union Central Life Insurance Company was the first domestic life insurance company licensed in the state of Ohio. Union Central has become one of the 15 largest mutual insurance companies in the nation with over $5.9 billion in assets and licensed to conduct business in all 50 states and the District of Columbia. UCMFI was formed to originate and acquire loans secured by commercial and multi-family real estate. Union Central Mortgage Funding, Inc. is also the Primary Servicer with respect to loans transferred to the trust. The principal offices of UCMFI are located at 312 Elm Street, Cincinnati, Ohio 45202. The pooled mortgage loans for which UCMFI is the applicable mortgage loan seller were originated or acquired by UCMFI.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

IV.   Collateral Description

Ten Largest Loan Exposures

----------------------------------------------------------------------------------------------------------------------------------
     Mortgage                                                              Cut-off                                   Cut-off
     Loan                                                    Property       Date       % of  Units/   Loan per         Date  Balloon
 No. Seller  Property Name                City        State    Type        Balance     Pool    SF     Unit/SF    DSCR   LTV    LTV
---- -----------------------------------------------------------------------------------------------------------------------------
 1   MSMC    Two Commerce Square          Philadelphia PA    Office      $65,846,200   8.5%   953,276     $69    1.77  64.2%  51.9%
---- -----------------------------------------------------------------------------------------------------------------------------
 2   CIGNA   55 East Monroe               Chicago      IL    Office      $58,500,000   7.5% 1,602,749     $36    3.25  39.4%  32.6%
---- -----------------------------------------------------------------------------------------------------------------------------
 3           Plaza America Office Towers
     MSMC    III and IV                   Reston       VA    Office      $42,464,449   5.5%   473,161     $90    1.29  73.6%  62.5%
---- -----------------------------------------------------------------------------------------------------------------------------
 4   PMCF    Invesco Funds Corporate
             Campus                       Denver       CO    Office      $39,000,000   5.0%   263,770    $148    2.15  67.2%  58.8%
---- -----------------------------------------------------------------------------------------------------------------------------
 5   MSMC    International Plaza          Tampa        FL    Retail      $37,686,529   4.8% 1,225,466     $31    2.13  61.3%  56.5%
---- -----------------------------------------------------------------------------------------------------------------------------
 6   PMCF    3 Times Square               New York     NY    Office      $34,848,201   4.5%   883,405     $39    2.35  37.6%   0.2%
---- -----------------------------------------------------------------------------------------------------------------------------
 7           GGP Portfolio - Gateway
     MSMC    Crossing                     Bountiful    UT    Retail      $16,811,524   2.2%   159,861    $105    1.61  68.3%  60.3%
---- -----------------------------------------------------------------------------------------------------------------------------
 8           GGP Portfolio - University
     MSMC    Crossing                     Orem         UT    Retail      $12,551,274   1.6%   206,030     $61    1.61  68.3%  60.3%
---- -----------------------------------------------------------------------------------------------------------------------------
 9                                        Oklahoma
     PMCF    Quail Springs Marketplace    City         OK    Retail      $28,893,498   3.7%   295,740     $98    1.54  68.1%  57.8%
---- -----------------------------------------------------------------------------------------------------------------------------
10   PMCF    Summer Wood Apartments       Merrillville IN    Multifamily $26,197,942   3.4%       628 $41,716    1.29  70.4%  62.4%
---- -----------------------------------------------------------------------------------------------------------------------------
11           200 Berkeley & Stephen L.
     MSMC    Brown Buildings              Boston       MA    Office      $25,000,000   3.2% 1,137,331     $22    2.98  53.6%  53.6%
---- -----------------------------------------------------------------------------------------------------------------------------
             Totals/Weighted Averages                                    $387,799,618 49.8%                      2.08  59.5%  48.5%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5


Cut-off Date Balance ($)
--------------------------------------------------------------
                            No. of        Aggregate
                           Mortgage     Cut-off Date   % of
                            Loans        Balance ($)   Pool
--------------------------------------------------------------
1 - 2,500,000                 26          32,816,674    4.2
2,500,001 - 5,000,000         14          50,875,564    6.5
5,000,001 - 7,500,000         14          85,799,671   11.0
7,500,001 - 10,000,000        11          95,135,519   12.2
10,000,001 - 12,500,000        2          23,377,525    3.0
12,500,001 - 15,000,000        2          27,275,126    3.5
17,500,001 - 20,000,000        3          55,573,166    7.1
20,000,001 - 30,000,000        5         129,592,573   16.6
30,000,001 - 40,000,000        3         111,534,730   14.3
40,000,001 - 50,000,000        1          42,464,449    5.5
50,000,001 - 60,000,000        1          58,500,000    7.5
60,000,001 - 70,000,000        1          65,846,200    8.5
--------------------------------------------------------------
Total:                        83        $778,791,198  100.0%
--------------------------------------------------------------

Min: $61,539      Max: $65,846,200     Average: $9,383,026
--------------------------------------------------------------


State
--------------------------------------------------------------
                            No. of       Aggregate
                           Mortgage     Cut-off Date   % of
                            Loans        Balance ($)   Pool
--------------------------------------------------------------
Pennsylvania                    5         85,691,431   11.0
California-Southern             7         39,427,821    5.1
California-Northern             4         32,153,085    4.1
Virginia                        7         68,501,623    8.8
Florida                         4         58,682,934    7.5
Illinois                        1         58,500,000    7.5
Maryland                        4         47,218,960    6.1
New York                        2         39,855,169    5.1
Texas                           9         39,673,538    5.1
Colorado                        1         39,000,000    5.0
Utah                            6         37,416,569    4.8
Other                          34       $232,670,067   29.9
--------------------------------------------------------------
Total:                         84       $778,791,198  100.0%
--------------------------------------------------------------


Property Type
--------------------------------------------------------------
                         No. of            Aggregate
                        Mortgaged       Cut-off Date  % of
                        Properties       Balance ($)  Pool
--------------------------------------------------------------
Office                       30          396,109,626   50.9
Retail                       30          224,542,379   28.8
Industrial                   14           76,621,195    9.8
Multifamily                   9           75,038,736    9.6
Hospitality                   1            6,479,262    0.8
--------------------------------------------------------------
Total:                       84         $778,791,198  100.0%
--------------------------------------------------------------


Mortgage Rate (%)
------------------------------------------------------------
                         No. of         Aggregate
                        Mortgage      Cut-off Date   % of
                          Loans        Balance ($)   Pool
------------------------------------------------------------
4.001 - 4.500               1          37,686,529     4.8
4.501 - 5.000               2          34,176,908     4.4
5.001 - 5.500              14         185,063,950    23.8
5.501 - 6.000              30         215,343,935    27.7
6.001 - 6.500              15         107,920,959    13.9
6.501 - 7.000              11          77,639,954    10.0
7.001 - 7.500               8         109,193,024    14.0
7.501 - 8.000               2          11,765,938     1.5
------------------------------------------------------------
Total:                     83        $778,791,198   100.0%
------------------------------------------------------------

  Min: 4.205%     Max: 7.540%          Wtd Avg: 5.931%
------------------------------------------------------------


Original Term to Stated Maturity (mos)
------------------------------------------------------------
                         No. of         Aggregate
                        Mortgage      Cut-off Date    % of
                          Loans        Balance ($)    Pool
------------------------------------------------------------
1-60                        5           82,082,494    10.5
61 - 120                   51          559,162,229    71.8
121 - 180                  19           86,871,833    11.2
181 - 240                   8           50,674,642     6.5
------------------------------------------------------------
Total:                     83         $778,791,198   100.0%
------------------------------------------------------------

  Min: 60 mos.    Max: 240 mos.        Wtd Avg: 123 mos.
------------------------------------------------------------

Remaining Term to Stated Maturity (mos)
-------------------------------------------------------------
                          No. of        Aggregate
                         Mortgage     Cut-off Date   % of
                           Loans       Balance ($)    Pool
-------------------------------------------------------------
1-  60                       7          88,161,803    11.3
61 - 120                    50         561,887,729    72.1
121 - 180                   18          78,067,024    10.0
181 - 240                    8          50,674,642     6.5
-------------------------------------------------------------
Total:                      83        $778,791,198   100.0%
-------------------------------------------------------------

  Min: 5 mos.     Max: 240 mos.        Wtd Avg: 113 mos.
-------------------------------------------------------------


Remaining Amortization Term (mos)
-------------------------------------------------------------
                          No. of        Aggregate
                         Mortgage     Cut-off Date   % of
                           Loans       Balance ($)   Pool
-------------------------------------------------------------
<=120                        6          31,184,150    4.0
121 - 180                   12          22,490,540    2.9
181 - 240                   19          97,627,844   12.5
241 - 360                   46         627,488,664   80.6
-------------------------------------------------------------
Total:                      83        $778,791,198  100.0%
-------------------------------------------------------------

  Non Zero Min: 5 mos.                  Max: 360 mos.
                 Non Zero Wtd Avg: 305 mos.
-------------------------------------------------------------


Cut-off Date Loan-to-Value Ratio (%)
------------------------------------------------------
                 No. of        Aggregate
                Mortgage     Cut-off Date      % of
                 Loans        Balance ($)      Pool
------------------------------------------------------
20.1 - 30.0          2          1,409,483       0.2
30.1 - 40.0          7        108,388,940      13.9
40.1 - 50.0          3          6,077,287       0.8
50.1 - 55.0          5         55,434,840       7.1
55.1 - 60.0          7         29,012,673       3.7
60.1 - 65.0          8        118,840,752      15.3
65.1 - 70.0         13        151,221,671      19.4
70.1 - 75.0         20        180,099,000      23.1
75.1 - 80.0         18        128,306,553      16.5
------------------------------------------------------
Total:              83       $778,791,198     100.0%
------------------------------------------------------

  Min: 21.0%      Max: 79.8%        Wtd Avg: 64.1%
------------------------------------------------------


 Balloon Loan-to-Value Ratio (%)
 -----------------------------------------------------
                 No. of       Aggregate
                Mortgage    Cut-off Date     % of
                 Loans       Balance ($)     Pool
 -----------------------------------------------------
 0.1 - 30.0         22         72,808,919      9.3
 30.1 - 40.0         7         91,491,399     11.7
 40.1 - 50.0        11         50,172,063      6.4
 50.1 - 60.0        21        322,992,337     41.5
 60.1 - 70.0        20        222,391,620     28.6
 70.1 - 80.0         2         18,934,860      2.4
 -----------------------------------------------------
 Total:             83       $778,791,198     100.0%
 -----------------------------------------------------

   Min: 0.2%       Max: 74.1%        Wtd Avg: 49.7%
 -----------------------------------------------------

 Debt Service Coverage Ratio (x)
 -----------------------------------------------------
                 No. of        Aggregate
                Mortgage     Cut-off Date     % of
                 Loans        Balance ($)     Pool
 -----------------------------------------------------
 1.01 - 1.15         9          35,284,938     4.5
 1.16 - 1.25         8          39,069,580     5.0
 1.26 - 1.35        13         143,043,627    18.4
 1.36 - 1.50        21         114,974,619    14.8
 1.51 - 1.75        19         140,285,294    18.0
 1.76 - 2.00         4          82,699,945    10.6
 2.01 >=             9         223,433,195    28.7
 -----------------------------------------------------
 Total:             83        $778,791,198    100.0%
 -----------------------------------------------------

   Min: 1.05x      Max: 3.25x          Wtd Avg: 1.77x
 -----------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective
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solicitation of an offer to buy or sell any security or instrument or to
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or Private Placement Memorandum, as the case may be, prepared by the issuer
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Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns
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impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill
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contained in, and omissions from, this information. Additional information is
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performance is not necessarily indicative of future results. Price and
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Stanley recommends that such readers obtain the advice of their Morgan Stanley &
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representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $731,090,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2003-IQ5

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner, & Smith Incorporated (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
   NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

****

--------------------------------------------------------------------------------
                    Mortgage Loan No. 1 - Two Commerce Square
--------------------------------------------------------------------------------

                                Loan Information
                                ----------------
Original Balance(1):               $66,000,000

Cut-off Date Balance:              $65,846,200

Shadow Rating (Fitch/Moody's):     A-/Baa3

First Payment Date:                09/09/2003

Interest Rate:                     6.300%

Amortization(2):                   319 months

ARD:                               NAP

Hyperamortization:                 NAP

Maturity Date:                     05/09/2013

Expected Maturity Balance:         $53,222,802

Sponsor:                           Thomas Development
                                   Partners, LP

Interest Calculation:              Actual/360

Call Protection:                   Closed to prepayment until
                                   the earlier of 07/31/2006 and
                                   2 years after the REMIC
                                   "start-up" day with respect
                                   to the final securitization
                                   of any note secured by the
                                   Two Commerce Square Property,
                                   with U.S. Treasury defeasance
                                   thereafter. The loan is
                                   freely prepayable without
                                   penalty from and after
                                   03/09/2013.


Loan Per Sf(1):                    $138.15

Up-Front Reserves:                 Debt Service:            $500,000

                                   Tax:                     $1,412,472

                                   Insurance:               $200,255

                                   CapEx/TI/LC:             $1,388,133

Ongoing Reserves(3):               Debt Service:            Replenished
                                                            to $500,000

                                   Tax:                     $238,424

                                   CapEx/TI/LC/Rollover     $178,739
                                   Costs(4):
--------------------------------------------------------------------------------

                               Property Information
                               --------------------

Single Asset/Portfolio:            Single Asset

Property Type:                     Office


Property Sub-Type:                 Urban

Location:                          Philadelphia, PA

Year Built:                        1991

Occupancy(5):                      97.6%

Square Footage:                    953,276

The Collateral:                    40-story class A office building

Ownership Interest:                Fee



                                            Base
                                            Rent           Lease
Major Tenants                % NRSF         PSF         Expiration
-------------                ------         ---         ----------
New York Central Lines        39.8%        $30.00       06/23/2008
                              39.2%        $30.00       06/23/2009
                              ----         ------
                              79.0%        $30.00

Ernst & Young                  7.7%        $18.00       09/30/2013
                               1.5%        $24.00       09/30/2007
                              ----         ------
                               9.1%        $18.96



Property Management:          Thomas Development Partners, LP

U/W Net Op. Income:           $24,727,515

U/W Net Cash Flow:            $23,436,873

Appraised Value:              $205,000,000

Cut-off Date LTV(1):          64.2%

Maturity Date LTV(1):         51.9%

DSCR(1)(6):                   1.77x



(1) The subject $66,000,000 loan represents a 50.0% pari passu interest in a $132,000,000 first mortgage loan secured by the Two Commerce Square Property. The LTV, DSCR and Loan per SF numbers in this table are based on the entire $132,000,000 first mortgage loan.

(2) See Appendix II footnotes for a more detailed explanation of the varying P&I payments.

(3) In the event the Two Commerce Square Borrower receives an amount from any tenant relating to the termination of such tenant's lease, the Two Commerce Square Borrower is required to deposit such amount into an escrow account for certain tenant improvements, leasing commissions and rent deficiencies that may be incurred with respect to such lease termination.

(4) From and after 07/01/2009, the monthly CapEx/TI/LC/Rollover deposit will be $79,440.

(5) Occupancy is based on the rent roll dated 12/31/2002 with leasing activity through 10/2003.

(6) DSCR is based on net cash flow and average debt service for 10/2003 through 09/2004, which includes $4,962,081 of amortization.


      The Two Commerce Square Loan

            The Loan. The largest loan (the "Two Commerce Square Loan") as evidenced by the Promissory Note (the "Two Commerce Square Note") is secured by a first priority Mortgage, Assignment of Leases and Rents and Security Agreement (the "Two Commerce Square Mortgage") encumbering a 40-story Class A office tower known as Two Commerce Square and located in Philadelphia, PA (the "Two Commerce Square Property"). The Two Commerce Square Loan is part of a mortgage loan that was originated in 1990 as a construction loan by Bank of America National Trust and Savings Association ("B of A"), restructured by B of A in 1996, purchased by MSMC and Deutsche Bank Trust Company Americas in 2002 and completely restructured on 07/31/2003.

            The Borrower. The borrower is Philadelphia Plaza-Phase II, LP, a Pennsylvania limited partnership (the "Two Commerce Square Borrower") that owns no material asset other than the Two Commerce Square Property and related interests. The Two Commerce Square Borrower was not structured as a bankruptcy remote entity; however in connection with the 07/31/2003 restructuring of the Two Commerce Square Loan, the Two Commerce Square Borrower agreed to comply with certain special purpose entity covenants. The Two Commerce Square Borrower is sponsored by Thomas Development Partners, LP, which owns approximately 8.5million SF of office space nationwide and has approximately an additional 6 million SF under development.

            The Property. The Two Commerce Square Property is a 40-story Class A office building that contains approximately 953,276 SF. Constructed in 1991, the property is located in the Market West submarket of Center City Philadelphia. Center City contains over 100 office buildings totaling over 44 million square feet and contains many of Philadelphia's cultural attractions, including Independence Hall, the Liberty Bell, the United States Mint, the Franklin Institute and the Philadelphia Museum of Art. The Market West section of Center City contains all of the new generation office towers built in Philadelphia in the 1980s and 1990s. Chestnut and Walnut Streets, which are located two and three blocks south of Two Commerce Square, respectively, are the major retail centers in Center City.

            NYCL Lease. New York Central Lines ("NYCL"), which leases important assets to Conrail, Inc. (the owner of the primary freight railroad system serving the US northeast and northwest and Canada), leases 752,999 SF (79.0% of the total square footage) in the Two Commerce Square Property. One-half of this space expires 06/23/2008 and the balance of such space expires 06/23/2009. NYCL does not currently occupy any of the space covered by this lease (the "NYCL Lease"); however, 660,802 SF (87.8%) of this space has been sublet to approximately 11 different subtenants. 49.4% of the square footage covered by these subleases (the "NYCL Subleases") are sublet for terms that expire after the expiration of the NYCL lease and convert to direct leases with the Two Commerce Square Borrower upon such expiration of NYCL's lease. NYCL's total rent obligation is approximately $41.10/SF and the average total rent obligation under the NYCL Subleases are currently approximately $23.32/SF; however, as a result of contractual rent steps and/or additional rent from these subtenants, the rent paid under the NYCL Sublease that will convert to direct leases upon the expiration of the NYCL Lease may be higher.

            Lease Expiration Summary. The following tables show scheduled lease expirations at the Two Commerce Square Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date. Two tables are presented, one that is based on the terms of the NYCL lease and the other direct leases at the Two Commerce Square Property, and one that reflects the terms of the NYCL Subleases and such other direct leases:



                                       Lease Rollover Schedule

                                                                                           Cumulative
                                                                            % of Total     % of Total
                              Average Total     %of         Cumulative        Rental       Rental
              # of Leases      Rent per SF    Total SF       % of SF         Revenues      Revenues
   Year         Rolling          Rolling      Rolling        Rolling          Rolling      Rolling
------------------------------------------------------------------------------------------------------
   Vacant           3            $ 0.00          2%             2%             0%             0%
    MTM             1            $ 0.00          0%             2%             0%             0%
    2003            1            $10.86          0%             3%             0%             0%
    2004            3            $22.83          3%             6%             2%             2%
    2005            1            $24.10          1%             7%             1%             3%
    2006            0            $ 0.00          0%             7%             0%             3%
    2007            4            $35.22          3%             9%             2%             5%
    2008           18            $40.97         40%            49%            44%            49%
    2009           15            $41.10         39%            89%            43%            92%
    2010            0            $ 0.00          0%            89%             0%            92%
    2011            3            $22.82          3%            91%             2%            93%
    2012            1            $35.60          0%            92%             0%            94%
2013 & Beyond       6            $28.68          8%           100%             6%           100%
------------------------------------------------------------------------------------------------------


                                       Lease Rollover Schedule
                                       -----------------------

                                                                                           Cumulative
                                                                            % of Total     % of Total
                              Average Total     %of         Cumulative        Rental       Rental
              # of Leases      Rent per SF    Total SF       % of SF         Revenues      Revenues
   Year         Rolling          Rolling      Rolling        Rolling          Rolling      Rolling
------------------------------------------------------------------------------------------------------
    Vacant          3            $ 0.00          2%             2%             0%             0%
    MTM             1            $ 0.00          0%             2%             0%             0%
    2003            1            $10.86          0%             3%             0%             0%
    2004            4            $21.84          5%             7%             4%             4%
    2005            1            $24.10          1%             8%             1%             5%
    2006            0            $ 0.00          0%             8%             0%             5%
    2007            4            $35.22          3%            11%             3%             9%
    2008           13            $28.83         30%            40%            34%            42%
    2009            7            $21.80         17%            58%            15%            57%
    2010            2            $20.44          6%            64%             5%            62%
    2011            3            $22.82          3%            67%             3%            65%
    2012            1            $35.60          0%            67%             0%            65%
2013 & Beyond      16            $26.53         33%           100%            35%           100%
------------------------------------------------------------------------------------------------------

            Property Management. The Two Commerce Square Property is managed by Thomas Development Partners, LP, the sponsor of the Two Commerce Square Borrower. Such property manager also manages an office building known as One Commerce Square, which is located across the street from the Two Commerce Square Property and is owned by an affiliate of the Two Commerce Square Borrower. An affiliate of the Two Commerce Square Borrower also owns the office building known as One Commerce Square, which is located across the street from, and is managed by the same property manager as, the Two Commerce Square Property.

            Mezzanine Loans and Preferred Equity Interests. Affiliates of DB have made three mezzanine loans to the Two Commerce Square Borrower. The 100% equity owner of the Two Commerce Square Borrower (the "Two Commerce Square Senior Mezzanine Borrower") has pledged such equity interests as collateral for a $49,130,000 senior mezzanine loan (the "Two Commerce Square Senior Mezzanine Loan"). The Two Commerce Square Senior Mezzanine Loan matures January 9, 2010, is a fixed rate loan and has total scheduled amortization payments of $12,104,200 during its term. The 100% equity owner of the Two Commerce Square Senior Mezzanine Loan Borrower (the "Two Commerce Square Class A Junior Mezzanine Borrower") has pledged such equity interests as collateral for a $3,500,000 mezzanine loan (the "Two Commerce Square Class A Junior Mezzanine Loan"). The Two Commerce Square Class A Junior Mezzanine Loan is an interest only, fixed rate loan that matures January 9, 2010. The 100% equity owner of the Two Commerce Square Class A Junior Mezzanine Loan Borrower (the "Two Commerce Square Class B Junior Mezzanine Borrower") has pledged such equity interests as collateral for a $24,457,340 mezzanine loan (the "Two Commerce Square Class B Junior Mezzanine Loan"). The Two Commerce Square Class B Junior Mezzanine Loan is an interest only, fixed rate loan that matures January 9, 2010 (such maturity date may be extended to July 9, 2011) at the sole direction of the lender under the Two Commerce Square Class B Junior Mezzanine Loan. The Two Commerce Square Borrower is the borrower under each of the foregoing mezzanine loans; however such loans provide that there is no recourse to the Two Commerce Square Borrower or the Two Commerce Square Property for repayment thereof, but instead each mezzanine lender has recourse only to the related collateral thereunder. A $2,000,000 preferred equity contribution by Thomas Development Partners - CS, LLC, an affiliate of the Two Commerce Square Borrower, was made to TCS SPE 2, L.P., the guarantor of the Two Commerce Square Class A Junior Mezzanine Loan. Payments on such preferred equity are required to be made on a pro rata basis with payments on the Two Commerce Square Class A Junior Mezzanine Loan. The total outstanding amount of the mortgage loans, mezzanine loans and preferred equity relating to the Two Commerce Square Property is approximately $211,087,340, which is greater than the $205,000,000 appraised value of the Two Commerce Square Property. The Two Commerce Square mezzanine loans mature prior to the maturity date of the Two Commerce Square Loan and, if not repaid at their maturity, may result in a change of control of the related borrower. The Two Commerce Square Loan may not be refinanced unless the Two Commerce Square Borrower obtains the prior consent of the Two Commerce Square mezzanine lenders.

            Additional Indebtedness. Not allowed.

            Release of Parcels. Not allowed.

      Certain additional information regarding the Two Commerce Square Loan and the Two Commerce Square Property is set forth on Appendix II hereto.

                            Mortgage Loan No. 2 - 55 East Monroe
--------------------------------------------------------------------------------

                                Loan Information
                                ----------------

Original Balance (1):              $58,500,000

Cut-off Date Balance:              $58,500,000

Shadowrating (Fitch/Moody's):      AA+/Aa2

First Payment Date:                02/01/2003

Interest Rate:                     5.155%

Amortization (2):                  264 months

ARD:                               NAP

Hyperamortization:                 NAP

Maturity Date:                     01/01/2013

Expected Maturity Balance:         $48,442,617

Sponsor(s):                        Tishman Speyer/Travelers Real Estate
                                   Venture, L.P.

Interest Calculation:              Actual/360

Call Protection:                   Lockout until 02/01/06 with US
                                   Treasury defeasance thereafter.
                                   Prepayable without premium from
                                   and after 08/01/12.

Loan Per SF (1):                   $73.00

Up-front Reserves:                 RE Tax:                  $3,800,000

                                   Insurance:               $616,666

                                   Completion Holdback(3):  $3,364,125

                                   Other (4):               $50,583

Ongoing Reserves:                  RE Tax:                  $760,000

                                   Insurance:               $154,116

                                   Cap Ex (5):              Springing

                                   TI/LC(6):                Springing

Lockbox:                           Hard


--------------------------------------------------------------------------------

                               Property Information
                               --------------------

Single Asset/Portfolio:            Single Asset

Property Type:                     Office

Property Sub-Type:                 Urban

Location:                          Chicago, IL

Year Built/Renovated:              1972/1990, 1999, 2000, 2001

Occupancy (7):                     96.5%

Square Footage:                    1,602,749

The Collateral:                    50 story office building

Ownership Interest (8):            Fee & Leasehold


                                            Rent           Lease
Major Tenants                % NRSF         PSF         Expiration
-------------                ------         ---         ----------
Sargent & Lundy(9)            18.8%         $9.48        06/30/2012

Seyfarth Shaw(9)              14.4%        $11.26        12/31/2006

Phoenix Investment Partners    7.0%        $21.23        12/31/2008





Property Management:          Tishman Speyer Properties

U/W Net Op. Income:           $22,466,246

U/W Net Cash Flow:            $19,901,847

Appraised Value:              $297,000,000

Cut-off Date LTV(1):          39.4%

Maturity Date LTV(1):         32.6%

DSCR(1)(10):                  3.25x


(1) The subject $58,500,000 loan is a 50% pari passu interest in a $117,000,000 senior portion of a $147,000,000 financing secured by the related mortgaged property. All LTV and DSCR ratios in this table are based upon the aggregate $117,000,000 senior portion of this financing.

(2) The loan has thirty six months of interest only payments through 01/31/2006. Beginning 02/01/2006, payments are to be made based on a 30 year amortization schedule. Beginning 02/01/2009, payments are based on an implied 18.73 year amortization schedule, such that at the maturity date of the loan, the loan balloon balance would be equal to the loan balloon balance of a 10 year loan with a 30 year amortization schedule during its entire term.

(3) The sum of $3,364,125 was deposited with the lender in a non-interest bearing escrow account for the completion of certain deferred maintenance items identified in the engineering report for the mortgaged property. Such amount is to be used to address certain issues pertaining to compliance with the Americans with Disabilities Act, certain deferred maintenance items and other compliance issues.

(4) The sum of $50,583 was funded at the closing of the loan to fund the a reserve account for the payment of monthly ground rents payable under two ground leases which are a portion of collateral for the loan. An additional Lease Termination Reserve was funded post closing in the amount of $986,883.

(5) An escrow account for certain capital improvements is triggered following either an event of default under the loan documents or if the debt service coverage ratio (as determined pursuant to the loan documents) falls below 1.25x on the aggregate loan amount of the A, B and mezzanine loans $191,000,000, calculated pursuant to the loan documents.

(6) An escrow account for certain tenant improvements and leasing commissions, requiring payments of $166,875 per month, is triggered upon the debt service coverage ratio (as determined pursuant to the loan documents) falling below 1.25x on the aggregate loan amount of the A, B and mezzanine loans ($191,000,000), calculated per the loan documents. Additional tenant improvement and leasing commission reserve amounts, relating to the leases for Sargent & Lundy and for Seyfarth Shaw, will begin on 02/01/2009 and 02/01/2005, respectively.

(7) Occupancy is based on the rent roll dated 06/30/2003 and includes 53,283 SF of space that is not physically occupied but for which detailed rental obligations are paid until 06/30/2012 under a Master Lease arrangement per the S&L Post Closing Agreement. Excluding this space, the physical occupancy is 93.2%.

(8) The collateral is comprised of both a fee and two leasehold estates. There are two unsubordinated ground leases, one which expires on 08/31/2067 and has three 99-year extension options, and the other which expires on 08/31/2101, which has no additional extension options.

(9) One tenant, Sargent & Lundy, leases 4,791 SF of storage space that on a month-to-month basis. Seyfarth Shaw leases 10,563 SF of storage space on a month-to-month basis.

(10) Based on the underwritten net cash flow and current interest-only debt service payments. Based on the amortization beginning on 02/01/2006, the debt service coverage ratio would be 2.59x. Based on the amortization beginning on 02/01/2009, the debt service coverage ratio would be 2.13x.


The 55 East Monroe Loan


            THE LOAN. The second largest loan (the "55 East Monroe Loan") as evidenced by the promissory note (the "55 East Monroe Note") is secured by a first priority Mortgage (the "55 East Monroe Mortgage") encumbering an office building containing 1,602,749 SF of space in Chicago, IL (the "55 East Monroe Property"). The 55 East Monroe Loan was originated on 12/30/2002 by Connecticut General Life Insurance Company (CIGNA), or an affiliate thereof.

            The Borrower. The borrower is TST 55 East Monroe Property, L.P. (the "55 East Monroe Borrower") that owns no material asset other than the 55 East Monroe Property and related interests. The 55 East Monroe Borrower is a single purpose, bankruptcy remote entity, with an independent director and non-consolidation opinion in place. The 55 East Monroe Borrower is controlled by Tishman Speyer/Travelers Real Estate Venture, L.P.

            The Property. The 55 East Monroe Property, located in Chicago, IL, was originally constructed in 1972, but has undergone renovations in 1990 and 1999-2001, including lobby and main entrance renovations, food court addition, roof replacement, sprinkler upgrades and garage renovations. The 55 East Monroe Property consists of a 50-story office building containing 1,602,749 SF of space, occupied by approximately 60 tenants. The major tenants include Sargent & Lundy, Seyfarth Shaw and Phoenix Investment Partners, as well as the GSA. The property is located within the East Loop office sub-market, in close proximity to the main financial center of the Central Loop. The property has 868 on-site parking spaces.



                                  Lease Rollover Schedule
--------------------------------------------------------------------------------------------

                                                                                Cumulative
                                                                                % of Total
                             Average                                % of Total     Base
                            Base Rent    % of Total                Base Rental    Rental
              # of Leases     Per SF    Square Feet  Cumulative %    Revenues    Revenues
    Year        Rolling      Rolling      Rolling    of SF Rolling   Rolling      Rolling
--------------------------------------------------------------------------------------------
   Vacant           3          $0.00         3%           3%            0%           0%
 MTM & 2003         8         $12.14         8%           11%           7%          7%
    2004           15         $17.97        13%           25%          17%          24%
    2005            5         $13.88         2%           26%           2%          26%
    2006            8         $12.60        18%           44%          16%          42%
    2007            5         $12.89          3%          47%           3%          44%
    2008           13         $16.87        14%           61%          17%          61%
    2009            8         $17.00          3%          64%           4%          65%
    2010            6         $16.77         6%           70%           7%          72%
    2011            0          $0.00          0%          70%           0%          72%
    2012           11         $13.43        24%           94%          23%          95%
2013 & Beyond       7         $10.66         6%          100%           5%         100%
--------------------------------------------------------------------------------------------

            Property Management. Tishman Speyer Properties.

            Mezzanine Loan and Preferred Equity Interest. A mezzanine loan totaling $44,000,000 was funded at closing secured by the partnership interests in the 55 East Monroe Borrower.

            Additional Indebtedness. Not allowed.

            Release of Parcels. Not allowed.

      Certain additional information regarding the 55 East Monroe Loan and the 55 East Monroe Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
          Mortgage Loan No. 3 - Plaza America Office Towers III and IV
--------------------------------------------------------------------------------

                                Loan Information
                                ----------------
Original Balance(1):               $42,500,000

Cut-off Date Balance:              $42,464,449

Shadow Rating (Fitch/Moody's):     NAP

First Payment Date:                09/08/2003

Interest Rate:                     5.965%

Amortization:                      360 months

ARD:                               NAP

Hyperamortization:                 NAP

Maturity Date:                     08/08/2013

Expected Maturity Balance:         $36,081,487

Sponsor:                           Zapco Holdings Inc.

Interest Calculation:              Actual/360

Call Protection:                   Closed to prepayment until the earlier of
                                   07/23/2007 and 2 years after the REMIC
                                   "start-up" day with respect to the final securitization of any note secured by the Plaza America Property, with U.S. Treasury defeasance thereafter. The loan is freely prepayable without penalty from and after 05/08/2013.

Loan Per Sf(1):                    $179.49

Up-Front Reserves:                 RE Tax:                  $83,578

                                   Insurance:               $26,747

                                   TI/LC:                   $12,576,426

Ongoing Reserves:                  RE Tax:                  $83,578

                                   Insurance:               $8,916

                                   Replacements:            $5,916

                                   TI/LC(2):                $8,237

Lockbox:                           Hard


--------------------------------------------------------------------------------

                               Property Information
                               --------------------
Single Asset/Portfolio:            Single Asset

Property Type:                     Office

Property Sub-Type:                 Suburban

Location:                          Reston, VA

Year Built:                        2001

Occupancy(3):                      94.3%

Square Footage:                    473,161
The Collateral:                    Two Class A office buildings
Ownership Interest:                Fee


                                            Rent           Lease
Major Tenants                % NRSF         PSF         Expiration
-------------                ------         ---         ----------
Unisys                       59.2%        $20.82        07/31/2018

NCI Information Systems (3)  16.6%        $26.75        06/30/2013

University of Phoenix         5.4%        $29.00        04/30/2010



PROPERTY MANAGEMENT:               ARC Management, L.L.C.

U/W NET OP. INCOME:                $8,618,351

U/W NET CASH FLOW:                 $7,863,962

APPRAISED VALUE:                   $115,400,000

CUT-OFF DATE LTV(1):               73.6%

MATURITY DATE LTV(1):              62.5%

DSCR(1):                           1.29x

(1) The subject $42,500,000 loan represents a 50.0% pari passu interest in an $85,000,000 first mortgage loan secured by the Plaza America Property. The LTV, DSCR and Loan per SF numbers in this table are based on the entire $85,000,000 first mortgage loan.

(2) In the event that (i) an Event of Default occurs and is continuing, (ii) the DSCR (based on UCF and actual debt service) is less than 1.15x or
      (iii) Unisys is not in occupancy of at least 70% of its space after 06/30/2004, all excess cash flow will be reserved for rollover costs. Such cash flow will continue to be reserved until, as applicable, (i) such Event of Default has been cured, (ii) the DSCR is 1.15x or higher for four consecutive quarters, (iii) Unisys and/or replacement tenants acceptable to lender occupy 70% or more of the Unisys space or (iv) $85/sf has been reserved for such portion of Unisys' space that is not occupied by Unisys or an acceptable replacement tenant. In the event Unisys's long-term unsecured credit rating falls below BB- by S&P or Fitch or Ba3 by Moody's, an additional $11,481 will be reserved monthly for rollover costs. Except in the event funds are being escrowed with respect to the Unisys space pursuant to the foregoing sentence, $0.50/sf/annum will also be reserved with respect to Unisys' space that is unoccupied for a period of 90 days or longer. From and after 08/08/2011, all excess cash flow (up to $2,000,000) will be reserved for rollover costs that may be incurred with respect to the Unisys space after 07/31/2012. In addition, in the event NCI does not renew its lease at a base rent of at least 95% of the prevailing fair market rent for a term of at least five years at least 11 months prior to expiration of its current term, excess cash (up to $2,800,000) will be reserved for rollover costs related to the NCI space.

(3) Based on rent roll dated 07/31/2003. Unisys and NCI are currently building out their space and are not yet in occupancy. Unisys is currently paying rent and NCI is required to commence paying rent with respect to 49% of its space in 01/2004 and with respect to the balance of its space in 06/2004.

The Plaza America Office Towers III and IV Loan

            The Loan. The third largest loan (the "Plaza America Loan") as evidenced in part by that certain Amended and Restated Promissory Note A2 (the "Plaza America Note") is secured by a first priority Amended and Restated Deed of Trust, Assignment of Leases and Rents and Security Agreement (the "Plaza America Mortgage") encumbering Towers III and IV in Plaza America, a Class A office complex in Reston, Virginia (the "Plaza America Property"). The Plaza America Loan was originated on 07/23/2003 by Morgan Stanley Mortgage Capital Inc. ("MSMC").

            The Borrower. The borrower is Plaza Office Realty II, LLC, a Delaware limited liability company (the "Plaza America Borrower") that owns no material asset other than the Plaza America Property and related interests. The Plaza America Borrower is sponsored by Zapco Holdings, Inc., a private real estate investment firm with a portfolio of investments exceeding $500 million.

            The Property. The Plaza America Property consists of a 13-story and a 7-story Class A office building that contain approximately 473,161 SF. Constructed in 2001, the Plaza America Property is part of a mixed-used development that contains four office towers aggregating approximately 983,000 SF (including the Plaza America Property), an approximately 165,000 SF retail center and approximately 3,400 structured parking spaces and an additional 500 surface parking spaces. The property is located in Reston, Virginia, adjacent to the Dulles Access Toll Road, 7 miles east of Dulles airport and 18 miles from Washington, DC.

            Unisys Lease. Unisys Corp. ("Unisys"), which is rated BB+/Ba1/BBB- (S&P/Moody's/Fitch), leases 280,137 SF at the Plaza America Property pursuant to a lease that expires 07/31/2018. Unisys is currently in the final design phase of its tenant improvement plans and is scheduled to commence construction of its tenant improvements in 09/2003. $7,030,055 was reserved at closing to cover the Plaza America Borrower's tenant improvement allowance obligation to Unisys. Unisys has commenced paying rent under its lease and is obligated to occupy at least 70% of its space by 06/30/2004. In the event that (i) an event of default occurs and is continuing, (ii) the DSCR (based on UCF and actual debt service) is less than 1.15x or (iii) Unisys is not in occupancy of at least 70% of its space after 06/30/2004, all excess cash flow from the Plaza America Property will be reserved for rollover costs. Such cash flow will continue to be reserved until, as applicable, (i) such event of default has been cured, (ii) the DSCR is 1.15x or higher for four consecutive quarters,
      (iii) Unisys and/or replacement tenants acceptable to lender occupy 70% or more of the Unisys space or (iv) $85/SF has been reserved for such portion of Unisys' space that is not occupied by Unisys or an acceptable replacement tenant. In the event Unisys's long-term unsecured credit rating falls below BB- by S&P or Fitch or Ba3 by Moody's, an additional $11,481 will be reserved monthly for rollover costs at the Unisys space. Except in the event funds are being escrowed with respect to the Unisys space pursuant to the foregoing sentence, $0.50/SF/annum will also be reserved with respect to Unisys' space that is unoccupied for a period of 90 days or longer. From and after 08/08/2011, all excess cash flow (up to $2,000,000) will be reserved for rollover costs that may be incurred with respect to the Unisys space after 07/31/2012.

                             Lease Rollover Schedule

                                                          % of        Cumulative %
                          Average                         Total         of Total
               # of       Total      % of      Cumulative Rental         Rental
               Leases     Rent Per   Total SF  % of SF    Revenues      Revenues
     Year       Rolling   SF Rolling  Rolling   Rolling    Rolling      Rolling
--------------------------------------------------------------------------------
    Vacant         7        $0.00        6%         6%        0%           0%
     2003          1       $41.35        0%         6%        0%           0%
     2004          0        $0.00        0%         6%        0%           0%
     2005          0        $0.00        0%         6%        0%           0%
     2006          0        $0.00        0%         6%        0%           0%
     2007          1       $27.86        2%         8%        2%           2%
     2008          0        $0.00        0%         8%        0%           2%
     2009          1       $30.05        1%         9%        2%           4%
     2010          1        $29.91       5%        14%        6%          10%
     2011          0        $0.00        0%        14%        0%          10%
     2012          5       $30.00        7%       21 %        7%          17%
2013 & Beyond      7       $28.62       79%       100%       83%         100 %
--------------------------------------------------------------------------------

            Property Management. The Plaza America Property is managed by ARC Management, L.L.C., which is an affiliate of the Plaza America Borrower. An affiliate of the Plaza America Borrower also owns the office buildings known as Plaza America Towers I and II and an adjacent retail shopping center, which are located in the same complex as, and are managed by affiliates of the property manager for, the Plaza America Property.

            Mezzanine Loan and Preferred Equity Interest. The sole member of the Plaza America Borrower may incur mezzanine debt secured by its 100% membership interest in the Plaza America Borrower subject to certain requirements, including, (i)the loan-to-value ratio (including the $85,000,000 first mortgage on the Plaza America Property and such mezzanine indebtedness) is not greater than 80%, (c) the DSCR (calculated based on the aggregate indebtedness under the Plaza America Loan and any permitted mezzanine loan) is not less than 1.30x (based on underwritten cash flow and projected debt service on the $85,000,000 first mortgage loan and such mezzanine indebtedness for the following (12, (d) the lender under such mezzanine indebtedness (the "Permitted Mezzanine Lender") is reasonably acceptable to mortgagee, (e) mortgagee and the Permitted Mezzanine Lender shall enter into a standard form intercreditor agreement, and the mezzanine loan documents shall be in form and substance reasonably acceptable to the mortgagee and (f) Lender has received a months) and
      (iii) receipt by the lender of rating agency confirmation with respect to the existence of such mezzanine loan.

          Additional Indebtedness.  Not allowed.

          Release of Parcels.  Not allowed.

    Certain additional information regarding the Plaza America Loan and the Plaza America Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
                    Mortgage Loan No. 4 - Invesco Funds Corporate Campus
--------------------------------------------------------------------------------

                                Loan Information
                                ----------------
Original Balance:                  $39,000,000

Cut-off Date Balance:              $39,000,000

Shadow Rating (Fitch/Moody's):     BBB-/Baa3

First Payment Date:(1)             04/01/2003

Interest Rate:                     5.300%

Amortization: (1)                  IO/360 months

ARD:                               03/01/2013

Hyperamortization:                 Yes

Maturity Date:                     03/01/2033

Expected ARD Balance:              $34,083,333

Sponsor(s):                        Challenger REIT Number 1 Limited

Interest Calculation:              Actual/360

Call Protection:                   Lockout until the earlier of
                                   02/20/2007 or 25 months after
                                   the REMIC start up date, with
                                   US Treasury defeasance
                                   thereafter. The loan is
                                   prepayable without premium from
                                   and after 12/01/2012.

Loan Per SF:                       $147.86

Up-front Reserves:                 Insurance:               $3,440

Ongoing Reserves:                  RE Tax: (2)              Springing

                                   Insurance:(3)            $1,720

                                   Replacements:(4)         Springing

Lockbox(5):                        Hard (A/B)



                              PROPERTY INFORMATION
                              --------------------
Single Asset/Portfolio:            Single Asset

Property Type:                     Office

Property Sub-type:                 Suburban

Location:                          Denver, CO

Year Built:                        2001

Occupancy (6):                     100%

Square Footage:                    263,770

The Collateral:                    1 four-story and 1 six-story
                                   Class A office buildings and a
                                   three-level parking garage

Ownership Interest:                Fee



                                            Rent           Lease
Sole Tenants                 % NRSF         PSF         Expiration
-------------                ------         ---         ----------
Invesco Funds                  100%        $17.40        10/31/2016
Group, Inc.




Property Management:               USAA Real Estate Management Company

U/W Net Op. Income:                $4,523,385

U/W Net Cash Flow:                 $4,523,385

Appraised Value:                   $58,000,000

Cut-off Date                       67.2%

LTV:

ARD LTV:                           58.8%

DSCR(7):                           2.15x


(1) The loan is interest only for the first three years of the loan term, with P&I payments commencing 04/01/2006. Principal amortization (rather than monthly P&I) is fixed through the ARD. After the ARD, P&I payments are fixed at $230,058.

(2) So long as no event of default has occurred, the Invesco lease is in full force and effect, Invesco is not in default under its lease. Invesco is required to pay such amounts under its lease and the Borrower provides evidence of timely payment, monthly deposits for RE Taxes are not required under the loan documents.

(3) So long as no event of default has occurred, the Invesco lease is in full force and effect, Invesco is not in default under its lease, Invesco is required to pay such amounts under its lease, and the Borrower provides evidence of timely payment, monthly deposits for that portion of the insurance that is carried by Invesco are not required under the loan documents.

(4) Replacement reserves are not required until such time as the Invesco lease is no longer in full force and effect and/or Lender has reasonably determined that Invesco is not performing its obligations under its lease with respect to the maintenance and/or repair of the property. At such time, Borrower is required to deliver to Lender an updated engineering report, and make monthly deposits to the reserve in an amount reasonably determined by Lender as based on the updated report,.

(5) Revenue from the related mortgaged property is paid directly by the tenants and other payees to an account for the benefit of the applicable master servicer on behalf of the trust fund. Until 03/01/2013, such revenue is forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower, and the related borrower remains obligated to pay all debt service, reserves and other payments required under the related mortgage loan. On and after 03/01/2013 and continuing through repayment in full of the principal amount evidenced by the Note, together with all interest thereon, the revenue from the related mortgaged property will be retained by the master servicer on behalf of the trust fund and applied to sums payable under the related mortgage loan. Revenue from the related mortgaged property is paid directly by the tenants and other payees to an account controlled by the applicable master servicer on behalf of the trust fund. Until the occurrence of certain specified "trigger" events, including a default under the related mortgage loan documents, such revenue is forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower, and the related borrower remains obligated to pay all debt service, reserves and other payments required under the related mortgage loan. Upon the occurrence of a trigger event, the revenue from the related mortgaged property is no longer forwarded to the borrower-controlled account or made available to the borrower, but instead is applied by the master servicer on behalf of the trust fund to sums payable under the related mortgage loan and, in certain transactions, to pay expenses at the related mortgaged property.

(6)   Based on a rent roll dated 02/01/2003.

(7) The DSCR represented above is based on the underwritten net cash flow and current interest-only debt service payments. Based on the amortization beginning on 04/01/2006, the debt service coverage ratio would be 1.80x.

THE INVESCO FUNDS CORPORATE CAMPUS LOAN

            The Loan. The fourth largest loan (the "Invesco Funds Corporate Campus Loan") as evidenced by the promissory note (the "Invesco Funds Corporate Campus Note") is secured by a Deed of Trust to Public Trustee, Security Agreement, Assignment of Leases and Rents and Fixture Filing (the "Invesco Funds Corporate Campus Deed of Trust") encumbering two office buildings containing a total of 263,770 SF of space in Denver, Colorado (the "Invesco Funds Corporate Campus Property"). The Invesco Funds Corporate Campus Loan was originated by Prudential Mortgage Capital Company, LLC ("PMCC") on 02/20/2003.

            The Borrower. The borrower is Challenger South Monaco, L.L.C., a Delaware limited liability company (the "Invesco Funds Corporate Campus Borrower"). The Invesco Funds Corporate Campus Borrower is a special purpose entity wholly owned by Challenger REIT Number 1 Limited.

            The Property. The Invesco Funds Corporate Campus Property is a Class A office property located in Denver, Colorado. It was constructed in 2001 and consists of a four-story building and a six-story building, in addition to a three-level parking garage. The Invesco Funds Corporate Campus Property is the corporate headquarters for the single-tenant user, Invesco Funds Group, Inc. The lease extends more than three years beyond the ARD, and is guaranteed by Invesco's parent company, AMVESCAP (rated A-by Fitch, A- by S&P, A2 by Moody's). Amenities include a full service cafeteria, a small gym, a trading room, a 50-seat auditorium, a video preparation studio, a board dining room, and a computer room.

            Property Management. The Invesco Funds Corporate Campus Property is managed by USAA Real Estate Management Company. The property manager is contracted directly by the tenant, Invesco Funds Group Inc..

            Mezzanine Loan and Preferred Equity Interest. Not allowed.

            Additional Indebtedness. Not allowed.

            Release of Parcels. Not allowed.

      Certain additional information regarding the Invesco Funds Corporate Campus Loan and the Invesco Funds Corporate Campus Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
                    Mortgage Loan No. 5 - International Plaza
--------------------------------------------------------------------------------

                                Loan Information
                                ----------------
Original Balance(1):               $38,101,814

Cut-off Date Balance:              $37,686,529

Shadow Rating (Fitch/Moody's):     A/Baa3

First Payment Date:                02/11/2003

Interest Rate:                     4.205%

Amortization:                      360 months

ARD:                               NAP

Hyperamortization:                 NAP

Maturity Date:                     01/08/2008

Expected Maturity Balance:         $34,758,057

Sponsors:                          Taubman Centers and Ivanhoe Cambridge

Interest Calculation:              Actual/360

Call Protection:                   Closed to prepayment until the
                                   earlier of 12/23/2005 or 2
                                   years after the REMIC
                                   "start-up" day of the last
                                   securitization involving any
                                   part of the $192,000,000 loan
                                   secured by International Plaza,
                                   with U.S. Treasury defeasance
                                   thereafter. Prepayable without
                                   penalty from and after
                                   12/08/2007.

Loan Per SF(1):       $325.47

Up-front Reserves:    None

Ongoing Reserves(2):  RE Tax:       Springing

                      Insurance:    Springing

                      TI/LC:        Springing

                      Ground Lease  Springing

                      Rent:

Lockbox:              Hard


--------------------------------------------------------------------------------

                              Property Information
                              --------------------
Single Asset/Portfolio:            Single Asset

Property Type:                     Retail

Property Sub-type:                 Anchored

Location:                          Tampa, FL

Year Built/Renovated:              2001

Occupancy(3):                      96.6%

Square Footage(4):                 583,490

The Collateral:                    Two-level anchored super-regional mall

Ownership Interest:                Leasehold

ANCHORS:                           Dillard's (240,000 SF),
                                   Nordstrom (166,401 SF), Lord &
                                   Taylor(5) (139,522 SF) and
                                   Neiman Marcus(6) (96,053 SF)

                                            Rent           Lease
Major Tenants                % NRSF         PSF         Expiration
-------------                ------         ---         ----------

Limited(7):                   4.4%        $39.22         2011/2012

Forever 21                    4.3%        $40.00         01/31/2012

Kahunaville of Albany, Inc.   3.4%        $23.50         01/31/2016



Property Management:          The Taubman Company LLC

U/W Net Op. Income:           $24,683,737

U/W Net Cash Flow:            $24,047,181

Appraised Value:              $310,000,000

Cut-off Date LTV(1):          61.3%

Maturity Date LTV(1):         56.5%

DSCR(1):       2.13x


(1) The subject $38,101,814 loan represents a 19.8% pari passu interest in a $192,000,000 first mortgage loan. All loan per SF, LTV and DSCR numbers in this table are based on the total $192,000,000 loan.

(2) The Borrower must establish reserves for real estate taxes, insurance premiums, rollover costs and rents payable under the ground lease during any "Trigger Period", which will commence upon an event of default or if DSCR falls below 1.23x and will end upon the curing of such default or if DSCR is 1.23x or greater for two consecutive calendar quarters, as applicable. The required monthly escrow for insurance will be 1/12 of annual insurance premiums and for taxes will be 1/12 of annual real estate taxes. The required monthly escrow for rollover costs will be $51,000. The required monthly escrow for ground lease rent is based on the calculation of the sum of "Land Rent" and "Development Rent" pursuant to the related Ground Lease.

(3) Based on the rent roll dated 05/01/2003. Occupancy includes anchors. In-line occupancy is 92.9%.

(4)   Excludes 641,976 SF of anchor-owned space.

(5) Lord & Taylor recently announced its intention to close its store at International Plaza.

(6) The Neiman Marcus lease provides that if, during the initial five year lease term (ending on 10/31/2004), Neiman Marcus fails to achieve annual sales of at least $24.0 million or $29.0 million, the borrower will be required to make payments to this tenant of $200,000 or $950,000, respectively.

(7) Limited tenants include Limited Too, Bath & Body Works, Express and Victoria's Secret.



THE INTERNATIONAL PLAZA LOAN

            The Loan. The fifth largest loan (the "International Plaza Loan") as evidenced by the Promissory Note (the "International Plaza Note") is secured by a first priority Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement (the "International Plaza Mortgage") encumbering a super regional shopping center containing approximately 1,225,466 SF (of which 583,490 SF are collateral) known as International Plaza, located in Tampa, Florida (the "International Plaza Property"). The International Plaza Loan was originated on 12/23/2002 by Morgan Stanley Mortgage Capital Inc. ("MSMC").


            The International Plaza Loan represents a 19.8% pari passu interest in a $192,000,000 loan. The other mortgage loans secured by the International Plaza Property are each pari passu in right of payment to the International Plaza Loan (such other loans are collectively referred to in this prospectus supplement as the "International Plaza Companion Loans"). The International Plaza Companion Loans have original balances of $115,796,372 and $38,101,814 and the same interest rate, maturity date and amortization term as the International Plaza Loan. Only the International Plaza Loan is included in the trust. The International Plaza Loan and the International Plaza Companion Loans are serviced pursuant to the 2003-XLF Pooling and Servicing Agreement (as defined in this prospectus supplement) and therefore the master servicer under 2003-XLF Pooling and Servicing Agreement will remit collections and establish and maintain reserves, if any, on the International Plaza Loan.

            The Borrower. The borrower under the International Plaza Loan, Tampa Westshore Associates Limited Partnership, is a Delaware limited partnership (the "International Plaza Borrower") that is a special purpose, bankruptcy remote entity controlled by Taubman Realty Group Limited Partnership and Ivanhoe Cambridge. Taubman Realty Group Limited Partnership is a fully integrated REIT and a leading developer, owner and manager of high-end regional malls in the United States. Taubman's operating portfolio includes approximately 30 regional malls totaling over
      34.5 million SF. Ivanhoe Cambridge is one of Canada's leading property managers, developers and investors, with a portfolio that includes approximately 50 regional and super regional shopping centers comprising over 49 million SF.

            The Property. The International Plaza property (the "International Plaza Property") opened on 09/14/2001 and consists of a 1,225,466 SF, two-level super regional mall that is anchored by Dillard's (240,000 SF), Nordstrom (166,401 SF), Lord & Taylor (139,522 SF) and Neiman Marcus (96,053 SF) and includes over 170 in-line stores. One of the anchor stores, Lord & Taylor, recently announced that it was planning to close a substantial number of its stores, including its store at the International Plaza Property. The anchors are not included in the collateral.

      The International Plaza Property is adjacent to Tampa International Airport and is accessible from Interstate-275 and Route 60. According to Landauer Realty Group, the estimated 2001 population for the mall's primary trade area was 600,730 and for the combined primary and secondary trade areas was 1,850,752.

            Ground Lease. The International Plaza Borrower's interest in International Plaza consists of a leasehold interest created under a ground lease (the "International Plaza Ground Lease") with the Hillsborough County Aviation Authority. The International Plaza Ground Lease expires in 2080. The annual rent under the International Plaza Ground Lease underwritten by the Seller is $644,980. Beginning on 09/14/2015, and on each fifth anniversary after such date, a partial amount of the annual rent is subject to an increase based on the lesser of 10% or the percentage increase in the Consumer Price Index for all Urban Consumers. The International Plaza Ground Lease does not specifically provide that the lessor is required to enter into a new ground lease upon rejection of the ground lease in a bankruptcy proceeding, but does require the lessor to enter into a new ground lease with the mortgagee upon a termination of the ground lease due to a default by the lessee under the ground lease.

            Casualty and Casualty Insurance. Notwithstanding the conditions in the related mortgage loan documents concerning the International Plaza Borrower's rights to restore the International Plaza Property following a casualty, certain anchor leases and/or reciprocal easement agreements at the International Plaza Property may require the International Plaza Borrower to restore the International Plaza Property even if the International Plaza Borrower does not meet such conditions. As a result, restoration may be effected even if it cannot be completed by the International Plaza Loan's maturity date.


            Lease Expiration Summary. The following table shows scheduled lease expirations for the International Plaza Property:


                             LEASE ROLLOVER SCHEDULE

                          AVERAGE                           % OF      CUMULATIVE %
                          TOTAL                             TOTAL       OF TOTAL
               # OF       RENT PER   % OF      CUMULATIVE   RENTAL       RENTAL
               LEASES     SF         TOTAL SF  % OF SF      REVENUES    REVENUES
     YEAR       ROLLING    ROLLING    ROLLING   ROLLING     ROLLING     ROLLING
----------------------------------------------------------------------------------
    Vacant         14      $0.00         7%        7%          0%           0%
     2003           1      $48.91        0%        7%          0%           0%
     2004           0      $0.00         0%        7%          0%           0%
     2005           1      $1,299.60     0%        7%          0%           0%
     2006           9      $95.96        2%        9%          3%           3%
     2007           6      $90.47        1%       10%          2%           5%
     2008          16      $87.92        3%       14%          5%          10%
     2009          18      $86.20        4%       18%          6%          16%
     2010           1      $60.95        1%       19%          1%          17%
     2011          70      $73.61       31%       50%         37%          54%
     2012          37     $70.15        26%       76%         30%          84%
2013 & Beyond      23      $41.58       24%       100%        16%         100%
----------------------------------------------------------------------------------


            Property Management. The International Plaza Property is managed by the Taubman Company LLC, which is an affiliate of the International Plaza Borrower. The management agreement is subordinate to the International Plaza Loan and is terminable upon the acceleration of the International Plaza Loan.

            Mezzanine Debt. Not allowed.


            Additional Debt. None permitted, except for unsecured trade payables and operational debt incurred in the financing of equipment and other personal property, provided in either case that the debt is not more than 60 days past due, incurred in the ordinary course of business and does not exceed $8,500,000 in the aggregate at any one time.

      Certain additional information regarding the International Plaza Loan and the International Plaza Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
                      Mortgage Loan No. 6 - 3 Times Square
--------------------------------------------------------------------------------

                                LOAN INFORMATION
                                ----------------
Original Balance (1):              $34,848,201

Cut-off Date Balance (1):          $34,848,201

Shadow Rating (Fitch/Moody's):      AAA/Aaa

First Payment Date:                09/15/2003

Interest Rate:                     7.380%

Amortization (2):                  218 months

ARD:                               NAP

Hyperamortization:                 NAP

Maturity Date:                     10/14/2021

Expected Maturity Balance:         $187,485

Sponsor(s):                        Rudin Times Square Associates, LLC, et.al.

Interest Calculation:              30/360

Call Protection:                   Lockout until 06/15/2008, with
                                   U.S. Treasury defeasance
                                   thereafter. The loan is
                                   prepayable without premium
                                   within 30 days prior to the
                                   maturity date Loan Per SF (1):
                                   $191.60

Up-front Reserves:                 Insurance:               $100,000

                                   Ground Rent:             $167,791

Ongoing Reserves:                  Insurance(3)             Springing

                                   Ground Rent (4):         $120,102

                                   Replacement              $14,250
                                   Reserve:

Lockbox (5):                       Hard


--------------------------------------------------------------------------------

                              Property Information
                              --------------------
Single Asset/portfolio:            Single Asset

Property Type:                     Office

Property Sub-type:                 Office/Retail

Location:                          New York, NY

Year Built:                        2001

Occupancy (6):                     98.8%

Square Footage:                    883,405

The Collateral:                    30-story Class A office
                                   building with retail

Ownership Interest:                Leasehold



                                            Rent           Lease
Major Tenants                % NRSF         PSF         Expiration
-------------                ------         ---         ----------
Reuters C Corp. (7)           79.4%       $35.50        11/18/2021
Bank of Montreal              11.8%       $64.55        11/18/2021



Property Management:               Rudin Management Co. Inc.

U/W Net Op. Income:                $41,883,330

U/W Net Cash Flow:                 $39,765,263

APPRAISED VALUE (8):               $450,000,000

CUT-OFF DATE  LTV (1):             37.6%

MATURITY DATE LTV (1):             0.2%

DSCR  (1,9):                       2.35x



(1) The subject $34,848,201 loan represents a 20.59% pari passu interest in the senior ("A") $169,262,690 portion of a $264,085,481 total mortgage debt. All loan per SF, loan-to-value and debt service coverage numbers in this table are based on the aggregate $169,262,690 senior financing.

(2) The pari passu A portions amortize based on fixed P&I payments of $290,916.92 for the subject pari passu portion and $1,122,108.12 for the remaining pari passu portions.

(3) Communicating after an outstanding event of default, monthly installments to an insurance account shall be collected.

(4) Base ground rent payments are on a fixed escalation schedule through the initial 20 years of the ground lease. Monthly escrows to the Ground Rent Reserve will vary accordingly.

(5) Revenue from the related mortgaged property is paid directly by the tenants and other payees to an account controlled by the applicable master servicer on behalf of the trust fund. The revenue from the related mortgaged property is applied by the master servicer on behalf of the trust fund to sums payable under the related mortgage loan.

(6)   Occupancy based on rent roll dated 07/01/2003.

(7) Reuters leases office, retail, and storage space with various lease expirations (see The Property description on the following page for additional information). The majority of the total Reuters space (87%) expires in 2021.

(8)   As of 09/01/2001.

(9)   The DSCR for the entire loan including the B-Note is 1.66x


THE 3 TIMES SQUARE LOAN

            The Loan. The sixth largest loan (the "3 Times Square Loan") as evidenced by the promissory note (the "3 Times Square Note") is secured by a Leasehold Mortgage (the "3 Times Square Mortgage") encumbering the borrower's leasehold interest in the 883,405 square foot office building located at 3 Times Square, New York, NY (the "3 Times Square Property"). The mortgage on the subject property also secures $134,414,489 of pari passu A-note mortgage loans and $94,822,791 of B-note mortgage loans (the "3 Times Square B-Note Loans"). The 3 Times Square Loan was originated by The Prudential Insurance Company of America in 1998 and was consolidated, amended and restated on 08/28/2003. THE BORROWER. The borrower is 3 Times Square Associates, LLC, a Delaware limited liability company (the "3 Times Square Borrower"). The 3 Times Square Borrower is a special purpose entity. The 3 Times Square Borrower is equally owned by Rudin Times Square Associates, LLC and Reuters Property, LLC.

            The Property. The 3 Times Square Property is a 30-story class A office building located in midtown Manhattan containing approximately 883,405 rentable SF of office (93%), retail (5%) and storage (2%) space. The property is located at Times Square and fronts Seventh Avenue for the entire block between 42nd and 43rd Street. It has access to the following major transportation hubs: Times Square Station, Grand Central Station, Penn Station, and the Port Authority Bus Terminal. Construction of the improvements was completed in 2001. Each of the engineering report, the environmental report and the appraisal were prepared in 2001.

            The building is constructed with approximately 34,178 SF of potentially revenue generating signage. Currently, Prudential has the right to utilize 1,600 SF of signage without charge, and leases an additional 4,640 SF at $323 PSF through 11/18/21. Reuters has the right to utilize for itself or for commercialuse, without any charge, 15,169 SF of signage through 11/18/21. The borrower has the right to utilize the remaining signage for commercial use, of which JP Morgan Chase leases 3,530 SF at $170 PSF through 11/17/21. As of 07/2003, the building is 98.8% leased to six tenants. Reuters C Corp. ("Reuters") leases 701,578 SF of office, retail, and storage space (79.4% of the total NRA) under various lease terms. The majority of the space (87%) expires in 2021, with the balance (13%) expiring in 2011. Reuters posted a $120 million letter of credit to secure its lease obligations, the amount of which decreases over the last 5 years of its lease term (beginning 2016) based on their total remaining lease obligations.



                                  Lease Rollover Schedule

                                                                                Cumulative
                             Current                                % of Total  % of Total
    Year                    Base Rent    % of Total                Base Rental    Rental
              # of Leases     Per SF    Square Feet  Cumulative %    Revenues    Revenues
                Rolling      Rolling      Rolling    of SF Rolling   Rolling      Rolling
------------------------------------------------------------------------------------------
   Vacant           1         $0.00          1%            1%           0%          0%
    2003            0         $0.00          0%            1%           0%          0%
    2004            0         $0.00          0%            1%           0%          0%
    2005            0         $0.00          0%            1%           0%          0%
    2006            0         $0.00          0%            1%           0%          0%
    2007            0         $0.00          0%            1%           0%          0%
    2008            0         $0.00          0%            1%           0%          0%
    2009            0         $0.00          0%            1%           0%          0%
    2010            0         $0.00          0%            1%           0%          0%
   2011 (1)         1         $33.02         9%           10%           7%          7%
    2012            1        $102.01         1%           11%           2%          9%
2013 & Beyond       5         $43.11        89%          100%          91%        100%

(1) Approximately 91,451 SF of the Reuters space expires in 2011, with the balance expiring in 2021. A portion of the Reuters space expiring in 2011 (12,843 SF) is pre-leased to Bain & Company, and is therefore excluded from the calculation.


            Property Management. The 3 Times Square Property is managed by Rudin Management Co. Inc., which is affiliated with the 3 Times Square Borrower.

            Mezzanine Loan and Preferred Equity Interest. None, however, at any time from and after 05/19/2006, if either of the two members of the borrower exercises its right to purchase the membership interest of the other member of the borrower pursuant to and in accordance with the buy/sell provisions of the borrower's operating agreement and, to the extent then applicable, the transfer restrictions in the related mortgage, the purchasing member has the right to pay a portion of the purchase price with a note (in an amount not greater than 80% of the purchase price), secured by a pledge of the interest being purchased and 20% of such member's interest in the borrower (before the purchase).

            Additional Indebtedness. There exists $94,822,791 of B-notes in connection with the 3 Times Square Loan that are secured by the same mortgage.

            Release of Parcels. Not allowed.

            Ground Lease. The 3 Times Square Borrower holds the leasehold interest in the 3 Times Square Property pursuant to a ground lease with an unaffiliated third party. The ground lease term expires in April 2089.

            Certain additional information regarding the 3 Times Square Loan and the 3 Times Square Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
                  Mortgage Loan Nos. 7 and 8 - GGP Portfolio -
                    Gateway Crossing and University Crossing
--------------------------------------------------------------------------------

                                Loan Information
                                ----------------
Original Balance:               $29,430,000

Cut-off Date Balance:           $29,362,798

Shadow Rating (Fitch/Moody's):  NAP

First Payment Date:             08/09/2003

Interest Rate:                  4.699%

Amortization:                   360 months

ARD:                            NAP

Hyperamortization:              NAP

Maturity Date:                  07/09/2010

Expected Maturity               $25,933,121

Balance:

Sponsor:                        General Growth
                                Properties

Interest Calculation:           Actual/360

Call Protection:                Closed to prepayment until the earlier of
                                07/01/2006 and 2 years after the REMIC
                                "start-up" day, with U.S. Treasury defeasance thereafter. The loan is freely prepayable without penalty from and after 04/09/2010.

Loan per SF:                    $80.25

Up-front Reserves:              None

Ongoing Reserves(1):            RE Tax:                        Springing
                                Insurance:                     Springing
                                Replacements/Rollover:         Springing

Lockbox:                        Hard


--------------------------------------------------------------------------------

                              Property Information
                              --------------------
Single Asset/Portfolio: Portfolio

Property Type:          Retail

Property Sub-type:      Anchored

Location:               Gateway Crossing:      Bountiful, UT

                        University Crossing:   Orem, UT

Years Built:            Gateway Crossing:      1992

                        University Crossing:   1971

Occupancy(2):           Gateway Crossing:      98.9%

                        University Crossing:   96.0%

Square Footage:         Aggregate amount of 365,891 SF, of which 159,861 SF is
                        attributable to Gateway Crossing and 206,030 SF is attributable to University Crossing

The Collateral:         Two  single-story retail centers

Ownership Interest:     Fee



Major Tenants                       %NRSF(3)     Rent PSF      Lease Expiration
-------------                       --------     --------     ----------------
Burlington Coat Factory              19.5%         $2.81          10/01/2006
(University Crossing)

Officemax                             9.8%        $10.63          09/30/2012
(University Crossing)

Ross Dress for Less                   8.2%         $9.48          01/31/2011
(Gateway Crossing)



Property Management:    General Growth Properties

U/W Net Op. Income(4):  $3,232,429

U/W Net Cash Flow(4):   $2,942,918

Appraised Value(4):     $43,000,000

Cut-off Date LTV: (4)   68.3%

Maturity Date LTV(4):   60.3%

DSCR(4):                1.61x

--------------------------------------------------------------------------------


(1) Borrowers must establish reserves for real estate taxes, insurance premiums and replacements and rollover costs from and after the occurrence of a "Lockbox Event", which is defined as an event of default under the loan or a DSCR of less than 1.10x, at a 9% constant and will end upon the curing of such default or if the DSCR is 1.10x at a 9% constantor greater for any prior twelve consecutive month period, as applicable. The required monthly escrow for insurance will be 1/12 of annual insurance premiums and for taxes will be 1/12 of annual real estate taxes. The required monthly escrow for replacements and rollover costs will be $30,491, which will be capped at $548,838 and will be replenished if drawn upon.

(2)   Based on rent roll dated 05/07/2003.

(3) % NRSF represents the percentage of total square feet of both properties occupied by the listed tenant.

(4) U/W Net Op. Income, U/W Net Cash Flow, Appraised Value, Cut-off Date LTV, Maturity Date LTV and DSCR are each calculated on a two-property combined basis.


The GGP Portfolio - Gateway Crossing and University Crossing Loan

            The Loan. The seventh largest loan (the "Gateway Crossing and University Crossing Loan") as evidenced by a single promissory note are secured by first priority Deeds of Trust, Assignments of Leases and Rents, Security Agreements (collectively, the "Gateway Crossing and University Crossing Mortgages") encumbering two retail developments located in Bountiful and Orem, UT (the "Gateway Crossing and University Crossing Properties"). The Gateway Crossing and University Crossing Loan was originated on 07/01/2003 by or on behalf of Morgan Stanley Mortgage Capital Inc.

            The Borrowers. The borrowers are Gateway Crossing L.L.C., and GGP-UC L.L.C, each a Delaware limited liability company (collectively, the "Gateway Crossing and University Crossing Borrower") that own no material assets other than the Gateway Crossing and University Crossing Properties and related interests. The Gateway Crossing and University Crossing Borrower does not have an independent director and no non-consolidation opinion was rendered. The Gateway Crossing and University Crossing Borrower is sponsored by General Growth Properties, a publicly traded real estate investment trust listed on the New York Stock Exchange under ticker symbol GGP. General Growth Properties, the second largest operator of regional malls in the United States, has a portfolio of approximately 169 regional shopping malls in 41 states.

            Cross-Collateralization and Property-Release Features. In connection with a defeasance, the lender must permit the release of one or both of the Gateway Crossing and University Crossing Properties from the Gateway Crossing and University Crossing Mortgages after the defeasance lockout period, subject to the deposit of defeasance collateral equal to 120% of the allocated loan amount for the released property, and subject to certain other conditions, including a remaining property debt service coverage ratio requirement equal to at least 1.76x.

            The Properties. The Gateway Crossing and University Crossing Properties consist of two separate properties with a total of 365,891 SF located within the Gateway Crossing and University Crossing developments in Bountiful and Orem, UT, respectively.

            Gateway Crossing consists of 14.95 acres improved with a one-story, anchored retail shopping center (nine buildings) (the "Gateway Crossing Collateral"). The shopping center was constructed in 1992 and contains a total of 159,861 SF. The Gateway Crossing Collateral is anchored by Ross Dress for Less, T.J. Maxx and Michaels Stores, Inc. The Gateway Crossing Collateral is located in the west central area of Bountiful, UT, approximately 0.5 mile east of Interstate 15.

            University Crossing consists of 14.91 acres improved by a one-story, anchored retail shopping center (one building) (the "University Crossing Collateral"). The shopping center was constructed in 1971 and contains a total of 206,030 SF. The University Crossing Collateral is anchored by Burlington Coat Factory, Officemax, Barnes & Noble, CompUSA and Pier 1 Imports. The University Crossing Collateral is located on a major thoroughfare of Orem, UT, and approximately 5 miles east of Interstate 15.

------------------------------------------------------------------------------------------------------------------------
                                            Lease Rollover Schedule

                                                                                     % of Total
                                    Average Total                                      Rental        Cumulative % of
                     # of Leases     Rent per SF     % of Total     Cumulative %      Revenues         Total Rental
     Year              Rolling       Rolling (1)     SF Rolling    of SF Rolling      Rolling        Revenues Rolling
------------------------------------------------------------------------------------------------------------------------
    Vacant                2             $0.00              1%              1%             0%                 0%
     2003                 3            $16.05              2%              3%             3%                 3%
     2004                 6            $13.28              4%              7%             5%                 8%
     2005                 2            $15.51              1%              8%             1%                10%
     2006                 5             $4.09             22%             30%             9%                19%
     2007                 0             $0.00              0%             30%             0%                19%
     2008                 5             $9.63             14%             44%            14%                32%
     2009                 1            $20.00              0%             45%             1%                33%
     2010                 1            $13.66              7%             52%             9%                43%
     2011                 1             $9.48              8%             60%             8%                50%
     2012                 5            $11.66             28%             87%            32%                82%
 2013 & Beyond            5            $14.58             12%            100%            18%               100%
------------------------------------------------------------------------------------------------------------------------

(1) Average total rent per square feet rolling excludes vacant square footage. The lease rollover schedule is an aggregate of both collateral properties.


            Property Management. The Gateway Crossing and University Crossing Properties are managed by General Growth Properties, which is an affiliate of the Gateway Crossing and University Crossing Borrower.

            Mezzanine Loan and Preferred Equity Interest. Not allowed.

            Additional Indebtedness. Not allowed.

            Release of Parcels. The Gateway Crossing and University Crossing Borrower may obtain a release from the lender of one or more parcels or outlots (defined as vacant, non-income producing and unimproved land, or improved only by surface parking areas) proposed to be transferred to a third party in connection with the expansion or development of the Gateway Crossing and University Crossing Properties, provided certain legal and underwriting requirements are satisfied, including rating agency confirmation of no withdrawal or downgrading of the ratings of the related REMIC certificates. No prepayment is required in connection with any such release. See also the discussion of cross-collateralization, above.

      Certain additional information regarding the Gateway Crossing and University Crossing Loan and the Gateway Crossing and University Crossing Properties is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
                 Mortgage Loan No. 9 - Quail Springs Marketplace
--------------------------------------------------------------------------------

                                Loan Information
                                ----------------

Original Balance:              $29,000,000

Cut-off Date Balance:          $28,893,498

Shadow Rating (Fitch/Moody's): NAP

First Payment Date:            06/01/2003

Interest Rate:                 5.810%

Amortization:                  360 months

ARD:                           NAP

Hyperamortization:             NAP

Maturity Date:                 05/01/2013

Expected Maturity Balance:     $24,514,759

Sponsor(s):                    Eliot B. Barnett, Lucien B. Crosland

Interest Calculation:          Actual/360

Call Protection:               Lockout until the earlier of 04/29/2007 or 25
                               months after the REMIC start up date, with US
                               Treasury defeasance thereafter. The loan is prepayable without premium from and after 02/01/2013.

Loan per SF:                   $97.70

Up-front Reserves:             RE Tax:                      $129,648

                               Insurance:                   $108,167

                               Deferred Maintenance:        $12,500

                               PETsMART/Leasing Reserve:(1) $400,000

Ongoing Reserves:              RE Tax:                      $25,930

                               Insurance:                   $9,833

                               Replacements:                $3,697

                               Leasing: (2)                 Springing

Lockbox (3):                   Hard


--------------------------------------------------------------------------------

                              Property Information
                              --------------------

Single                         Single Asset

Asset/Portfolio:

Property Type:                 Retail

Property Sub-type:             Anchored

Location:                      Oklahoma City, OK

Year Built:                    1998

Occupancy (4):                 97.5%

Square Footage:                295,740

The Collateral:                Class A retail power center consisting
                               of 6 single-story buildings

Ownership Interest:            Fee



Major Tenants:                  % NRSF       Rent PSF     Lease Expiration
-------------                   ------       --------     ----------------

Ultimate Electronics, Inc.       11.3%        $13.50         07/31/2016

Office Depot, Inc.               10.6%        $10.00         08/31/2013

Ross Stores, Inc.                10.2%         $8.16         01/31/2009

The Gap (Old Navy)               10.1%        $11.50         04/30/2008



Property Management:           Sapphire Properties

U/W Net Op. Income:            $3,428,405

U/W Net Cash Flow:             $3,156,675

Appraised Value:               $42,400,000

Cut-off Date LTV:              68.1%

Maturity LTV:                  57.8%

DSCR:                          1.54x

--------------------------------------------------------------------------------


(1) At closing, the borrower made a deposit of $400,000 which was held in the PETsMART Reserve until the tenant was open for business and paying rent. The tenant is now in open for business and paying rent, and the balance in the PETsMART Reserve has been transferred into the Leasing Reserve.

(2) Effective 08/13/03, the balance in the PETsMART Reserve was transferred into the Leasing Reserve. Monthly payments to the Leasing Reserve are not required until the balance in the reserve drops below $400,000. At such time, the borrower is required to make monthly payments of $10,833 until the $400,000 balance is restored. Notwithstanding the foregoing, in the event that two or more Anchor Tenants vacate or fail to continuously operate, the borrower is required to commence making monthly deposits to the Leasing Reserve regardless of the balance therein and the Leasing Reserve monthly amount shall be increased to $50,000. Anchor Tenant means a tenant occupying 15,000 SF or more of space in the property and includes Lowe's, Inc.

(3) Revenue from the related mortgaged property is paid directly by the tenants and other payees to an account controlled by the applicable master servicer on behalf of the trust fund. The revenue from the related mortgaged property is applied by the master servicer on behalf of the trust fund to sums payable under the related mortgage loan.

(4)   Based on a rent roll dated 05/08/2003.

The Quail Springs Marketplace Loan

            The Loan. The eighth largest loan (the "Quail Springs Marketplace Loan") as evidenced by the promissory note (the "Quail Springs Marketplace Note") is secured by a Mortgage with Power of Sale, Security Agreement and Financing Statement (the "Quail Springs Marketplace Mortgage") encumbering 6 retail buildings containing a total of 295,740 SF of space in Oklahoma City, Oklahoma (the "Quail Springs Marketplace Property"). The Quail Springs Marketplace Loan was originated by Prudential Mortgage Capital Company, LLC ("PMCC") on 04/29/2003.

            The Borrower. The borrower is QS Marketplace Limited Partnership, a Texas limited partnership (the "Quail Springs Marketplace Borrower"). The Quail Springs Marketplace Borrower is a special purpose entity owned by QS Marketplace GP Corp. (1%) and QS Marketplace Equity Limited Partnership (99%).

            The Property. The Quail Springs Marketplace Property is a Class A retail power center located in Oklahoma City, Oklahoma. It was constructed in phases between 1998 and 2003 and consists of six single-story buildings. The Quail Springs Marketplace Property is anchored by The Gap (Old Navy), Michael's Stores, Inc., Office Depot, Inc. (rated Baa3 by Moody's, BBB- by S&P), PETsMART, Ross Stores, Inc. (rated BBB by S&P), Ultimate Electronics, Inc., ULTA, and Just For Feet, Inc., and is shadow anchored by Lowe's, Inc. (rated A by Fitch, A3 by Moody's, A by S&P).

---------------------------------------------------------------------------------------------------------------------------------
                                                     Lease Rollover Schedule

                                                                                                                  Cumulative % of
                                      Average Base        % of Total                           % of Total Base      Total Base
                   # of Leases        Rent per SF        Square Feet      Cumulative % of     Rental Revenues   Rental Revenues
     Year            Rolling            Rolling            Rolling           SF Rolling           Rolling           Rolling
---------------------------------------------------------------------------------------------------------------------------------
    Vacant              3                $0.00                3%                 3%                 0%                  0%
     2003               1               $15.00                1%                 3%                 1%                  1%
     2004               2               $15.25                1%                 5%                 2%                  2%
     2005               0                $0.00                0%                 5%                 0%                  2%
     2006               5               $17.01                8%                13%                11%                 13%
     2007               7               $20.48                4%                17%                 7%                 20%
     2008               2               $11.95               12%                29%                11%                 31%
     2009               3                $9.94               16%                45%                13%                 44%
     2010               1               $17.00                3%                47%                 3%                 47%
     2011               2               $10.59                9%                56%                 7%                 54%
     2012               1               $22.50                1%                57%                 2%                 56%
2013 & Beyond           7               $12.92               43%               100%                44%                100%
---------------------------------------------------------------------------------------------------------------------------------


            Property Management. The Quail Springs Marketplace Property is managed by Sapphire Properties, which is affiliated with the Quail Springs Marketplace Borrower. The management fees are subordinate to the Quail Springs Marketplace Loan.

            Mezzanine Loan and Preferred Equity Interest. Mezzanine debt in the original amount of $3,000,000 is in place. The mezzanine debt is between QS Marketplace Equity Limited Partnership and QS Marketplace Mezzanine Corp. (collectively the "mezzanine borrower") and PMCC. The mezzanine debt is a fully amortizing 10-year loan with a 10% note rate secured by a first priority interest in all of the mezzanine borrower's ownership interests in the Quail Springs Marketplace Borrower and its general partner. An intercreditor agreement between the first mortgage lender and the mezzanine lender has beenexecuted.

            Additional Indebtedness. Not allowed.

            Release of Parcels. Not allowed.

            Certain additional information regarding the Quail Springs Marketplace Loan and the Quail Springs Marketplace Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
                  Mortgage Loan No. 10 - Summer Wood Apartments
--------------------------------------------------------------------------------

                                Loan Information
                                ----------------

Original Balance:              $26,468,964

Cut-off Date Balance:          $26,197,942

Shadow Rating (Fitch/Moody's): NAP

First Payment Date:            08/01/2002

Interest Rate:                 7.110%

Amortization:                  360 months

ARD:                           NAP

Hyperamortization:             NAP

Maturity Date:                 07/01/2012

Expected Maturity Balance:     $23,199,010

Sponsor(s):                    Edward A. Carlson

Interest Calculation:          Actual/360

Call Protection:               Lockout until the earlier of 06/19/2006 or 25
                               months after the REMIC start up date, with US
                               Treasury defeasance thereafter. The loan is prepayable without premium from and after 04/01/2012.

Loan per Unit:                 $41,716

Up-front Reserves:             RE Tax:                 $224,434

                               Insurance:              $43,096

                               Deferred Maintenance:   $7,250

Ongoing Reserves:              RE Tax:                 $64,355

                               Insurance:              $15,163

                               Replacements:           $11,775

Lockbox(1):                    Hard (A/B)

--------------------------------------------------------------------------------

                              Property Information
                              --------------------

Single Asset/Portfolio:        Single Asset

Property Type:                 Multifamily

Location:                      Merrillville, IN

Year Built:                    1993

Occupancy (2):                 82.3%

Units:                         628

The Collateral:                20 building, three-story garden-style
                               apartment complex

Ownership Interest:            Fee



Property Management:           Comprehensive Management Services, Inc.

U/W Net Op. Income:            $2,899,991

U/W Net Cash Flow:             $2,758,691

Appraised Value:               $37,200,000

Cut-off Date LTV:              70.4%

Maturity Date LTV:             62.4%

DSCR:                          1.29x

--------------------------------------------------------------------------------


(1) Revenue from the related mortgaged property is paid directly by the tenants and other payees to an account controlled by the applicable master servicer on behalf of the trust fund. Until the occurrence of certain specified "trigger" events, including a default under the related mortgage loan documents, such revenue is forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower, and the related borrower remains obligated to pay all debt service, reserves and other payments required under the related mortgage loan. Upon the occurrence of a trigger event, the revenue from the related mortgaged property will be retained by the master servicer on behalf of the trust fund and applied to sums payable under the related mortgage loan.

(2)   Based on rent roll dated 05/30/2003.


The Summer Wood Apartments Loan

            The Loan. The ninth largest loan (the "Summer Wood Apartments Loan") as evidenced by a promissory note (the "Summer Wood Apartments Note") is secured by a Mortgage and Security Agreement (the "Summer Wood Apartments Mortgage") encumbering a 628-unit multifamily residential complex located in Merrillville, Indiana (the "Summer Wood Apartments Property"). The Summer Wood Apartments Loan was originated by Prudential Mortgage Capital Company, LLC ("PMCC") on 06/19/2002.

            The Borrower. The borrower is CMS/Summer Wood Residential Venture, LLC, a Delaware limited liability company (the "Summer Wood Borrower"). The Summer Wood Borrower is a special purpose entity. The sole member of the Summer Wood Borrower is CMS/Summer Wood Apartments, LP.

            The Property. The Summer Wood Apartments Property is a 628-unit garden style apartment complex. The complex consists of 20 three-story buildings. The unit mix consists of 284 one-bedroom/one-bath units, 162 two-bedroom/one-bath units, 162 two-bedroom/two-bath units, and 20 three-bedroom/two-bath units. The units range in size from approximately 700 SF to approximately 1,700 SF. The complex features a swimming pool, two lighted tennis courts, a sand volleyball court, picnic area, 252 detached garages, and laundry facilities.

            Property Management. The Summer Wood Apartments Property is managed by Comprehensive Management Services, Inc. The management fees are subordinate to the Summer Wood Loan.

            Mezzanine Loan and Preferred Equity Interest. With respect to Mortgage Loan No. [ ], Summer Wood Apartments, the loan documents permit future mezzanine debt in the event that the holder of the related B-note transfers its interest in such B-note to a direct or indirect equity owner of the related borrower, provided, that prior to the transfer, among other things, (i) there is no existing event of default, (ii) the related B-note is converted into a mezzanine loan, which mezzanine loan will be held by the equity holder of the mortgage loan borrower, (iii) the holder of the Summer Wood Apartments mortgage loan is provided with a copy of the mezzanine loan documents.


            Additional Indebtedness. There exists a B-note in the original amount of $3,031,036 in connection with the Summer Wood Apartments Loan that is secured by the same mortgage.

            Release of Parcels. Not allowed.

      Certain additional information regarding the Summer Wood Apartments Loan and the Summer Wood Apartments Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
        Mortgage Loan No. 11 - 200 Berkeley & Stephen L. Brown Buildings
--------------------------------------------------------------------------------

                                Loan Information
                                ----------------

Original Balance(1):           $25,000,000

Cut-off Date Balance:          $25,000,000

Shadow Rating (Fitch/Moody's): A+/A3

First Payment Date:            05/09/2003

Interest Rate:                 5.115%

Amortization:                  Interest only

ARD:                           NAP

Hyperamortization:             NAP

Maturity Date(2):              04/09/2008

Expected Maturity Balance:     $25,000,000

Sponsor:                       Beacon Capital Strategic Partners
                               II, L.P.

Interest Calculation:          Actual/360

Call Protection:               Closed to prepayment until the earlier of
                               03/14/2006 and 2 years after the REMIC "start-up" day with respect to the final securitization of any note secured by the Berkeley & Brown
                               Property, with U.S. Treasury defeasance
                               thereafter. The loan is freely prepayable without penalty from and after 02/09/2008.

Loan per SF(1):                $131.89

Up-front Reserves:             None

Ongoing Reserves(3):           RE Tax:                Springing

                               Insurance:             Springing

                               CapEx:                 Springing

                               Rollover Costs:        Springing

Lockbox:                       Hard

--------------------------------------------------------------------------------

                              Property Information
                              --------------------

Single Asset/Portfolio:        Single Asset

Property Type:                 Office

Property Sub-type:             Urban

Location:                      Boston, MA

Year Built/Renovated:          1947/1994 (200 Berkeley Street)
                               1923/1984 (Stephen L. Brown)

Occupancy(4):                  96.4%

Square Footage:                1,137,331

The Collateral:                Two office buildings

Ownership Interest:            Fee



Major Tenants                  % NRSF      Rent PSF      Lease Expiration
-------------                  ------      --------      ----------------
John Hancock                    34.8%       $34.50
                                23.7%       $35.14          03/31/2018
                                 3.3%       $36.30          03/31/2013
                               ------       ------
                                61.8%       $34.85          03/31/2008

Evergreen Funds (Wachovia)      16.9%       $26.88          09/30/2006

Deloitte & Touche               14.1%       $28.70          10/31/2009



Property Management:           Back Bay Manager II LLC

U/W Net Op. Income:            $24,035,850

U/W Net Cash Flow:             $23,150,881

Appraised Value:               $280,000,000

Cut-off Date LTV(1):           53.6%

Maturity Date LTV(1):          53.6%

DSCR(1):                       2.98x

--------------------------------------------------------------------------------


(1) The subject $25,000,000 loan represents a 16.7% pari passu interest in the $150,000,000 senior portion of a $180,000,000 first mortgage loan secured by the Berkeley & Brown Property. The LTV, DSCR and Loan per SF numbers in this table are based on such $150,000,000 senior portion

(2) Except that, upon a defeasance, the maturity date of the defeased portion of the mortgage loan will be 02/09/2008

(3) The borrower must establish reserves for real estate taxes, insurance premiums, capex and rollover costs during any "Trigger Period", which will commence upon an event of default or if DSCR falls below 1.25x and will end upon the curing of such default or if DSCR is 1.25x or greater. The required monthly escrow for insurance will be 1/12 of annual insurance premiums and for taxes will be 1/12 of annual real estate taxes. The required monthly escrow for replacements will be $0.25/sf/annum and for rollover costs will be $1.50/sf/annum. Lease Termination Fee which exceeds $500,000 shall be deposited into the Lease Termination Rollover Funds

(4)   Occupancy is based on the rent roll dated 04/30/2003



200 Berkeley & Stephen L. Brown Loan

            The Loan. The tenth largest loan (the "200 Berkeley & Brown Loan") as evidenced by the Amended and Restated Promissory Note A1 (the "200 Berkeley & Brown Note") is secured by a first priority Mortgage, Assignment of Leases and Rents and Security Agreement (the "200 Berkeley & Brown Mortgage") encumbering 200 Berkeley Street and the Stephen L. Brown Building in Boston, MA (collectively, the "200 Berkeley & Brown Property"). The 200 Berkeley & Brown Loan was originated on 03/14/2003 by Morgan Stanley Mortgage Capital Inc.

            The Borrower. The borrower is 200 Berkeley & 197 Clarendon LLC, a Delaware limited liability company (the "200 Berkeley & Brown Borrower") that owns no material asset other than the 200 Berkeley & Brown Property and related interests. The 200 Berkeley & Brown Borrower is sponsored by Beacon Capital Strategic Partners II, L.P., a $740 million closed-end commingled fund that had its final close in 2002. The sponsor is one of three institutional real estate funds managed by Beacon Capital Partners, LLC, a Boston-based privately held real estate investment firm formed in 1998.

            The Property. The 200 Berkeley & Brown Property consists of 200 Berkeley Street, a 30-story Class A office building containing approximately 709,018 SF (the "Berkeley Property), and the Stephen L. Brown Building, a 12-story Class B office building containing approximately 428,313 SF (the "Brown Property"). The buildings were constructed by John Hancock Life Insurance Company as part of its headquarter complex and are connected to the 62-story John Hancock Tower and each other though an underground concourse. Tenants at the 200 Berkeley & Brown Property include leading financial service and professional firms, including John Hancock Financial Services, Inc. ("John Hancock"), Evergreen Funds (Wachovia), Deloitte & Touche and Liberty Mutual, which together account for approximately 98.6% of the base underwritten revenues of the 200 Berkeley & Brown Property.

            John Hancock Leases. John Hancock (rated AA/A+/A1 by S&P, Fitch and Moody's, respectively) leases 703,260 SF (61.8%) of the 200 Berkeley & Brown Property. Under each of the John Hancock leases, the 200 Berkeley & Brown Borrower has agreed not to lease (i) any space in the 200 Berkeley & Brown Property to any domestic or foreign government or governmental agency or (ii) more than two floors in either building in the 200 Berkeley & Brown Property to certain identified competitors of John Hancock.

            John Hancock has the right of first opportunity with respect to the leasing of any vacant space in the 200 Berkeley & Brown Property. Under this right, the 200 Berkeley & Brown Borrower is required to offer to John Hancock any space at the 200 Berkeley & Brown Property that it intends to lease. In the event John Hancock does not elect to lease such space within 30 days, the 200 Berkeley & Brown Borrower may lease such space to a third party for 95% or more of the effective rent offered to John Hancock without having to re-offer such space to John Hancock.

            In addition, John Hancock has the right of first offer to purchase the 200 Berkeley & Brown Property. Under this right, after the 200 Berkeley & Brown Property Borrower notifies John Hancock of its intention to sell, John Hancock has 15 business days to make an offer to purchase the property. In the event the 200 Berkeley & Brown Borrower does not accept such offer, the 200 Berkeley & Brown Borrower may thereafter sell the property to a third party for 95% or more of the purchase price offered by John Hancock without having to re-offer the property to John Hancock for a period of one year. Such right of first offer may apply in connection with a sale of the 200 Berkeley & Brown Property following a foreclosure on such property.


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Lease Rollover Schedule

                                                                                                              Cumulative % of
                                          Average Total  % of Total                        % of Total Base         Total
                         # of Leases       Rent per SF   Square Feet    Cumulative % of     Rental Revenues   Rental Revenues
        Year               Rolling           Rolling       Rolling         SF Rolling           Rolling           Rolling
-----------------------------------------------------------------------------------------------------------------------------------
        Vacant                 13             $0.00           4%              4%               0%                   0%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
         2003                   0             $0.00           0%              4%               0%                   0%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
         2004                   1            $20.00           0%              4%               0%                   0%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
         2005                   0             $0.00           0%              4%               0%                   0%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
         2006                   4            $31.09          20%             23%              19%                  19%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
         2007                   2            $34.03           0%             24%               0%                  19%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
         2008                   3            $34.15           4%             27%               4%                  23%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
         2009                   1            $29.97          14%             41%              13%                  36%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
         2010                   0             $0.00           0%             41%               0%                  36%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
         2011                   0             $0.00           0%             41%               0%                  36%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
         2012                   0             $0.00           0%             41%               0%                  36%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------
    2013 & Beyond               2            $36.12          59%            100%              64%                 100%
------------------------ --------------- --------------- -------------- --------------- --------------- ---------------------------

            Property Management. The 200 Berkeley & Brown Property is managed by Back Bay Manager II LLC, an affiliate of the sponsor of the Berkeley & Brown Borrower.

            Mezzanine Loan and Preferred Equity Interest. Not allowed.

            Additional Indebtedness. The 200 Berkeley & Brown Mortgage also secures two subordinated B-Notes in the aggregate principal amount of $30,000,000. Additional indebtedness (not including trade debts) is not allowed.

            Release of Parcels. After the end of the call protection period, the 200 Berkeley & Brown Borrower may partially defease the 200 Berkeley & Brown Loan and obtain a release of either the 200 Berkeley Property or the Brown Property from the lien of the 200 Berkeley & Brown Mortgage, provided that the defeasance collateral, in the case of a release of the Brown Property, shall equal 115% of the allocated loan amount attributable to the Brown Property, and the defeasance collateral, in the case of the Berkeley Property, shall equal 100% of the allocated loan amount attributable to the Berkeley Property.

      Certain additional information regarding the 200 Berkeley & Brown Loan and the 200 Berkeley & Brown Property is set forth on Appendix II hereto.